                                          FORM N-CSR
                          CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                               MANAGEMENT INVESTMENT COMPANIES
                             Investment Company Act file number

                                   33-12791 & 811-5069
                       ---------------------------------------------

                        EquiTrust Variable Insurance Series Fund
-------------------------------------------------------------------------------
                   (Exact name of registrant as specified in charter)

                  5400 University Avenue, West Des Moines IA 50266-5997
-------------------------------------------------------------------------------
                   (Address of principal executive offices) (Zip code)

           Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997
-------------------------------------------------------------------------------
                          (Name and address of agent for service)
                    Registrant's telephone number, including area code:

                                        515/225-5400
                               ----------------------------
                               Date of fiscal year end:
                               December 31, 2003
                               --------------------------
                               Date of reporting period:
                               December 31, 2003
                               -------------------------

ITEM  1.      REPORTS TO STOCKHOLDERS.

[EQUITRUST LOGO]

                               FINANCIAL SERVICES

                    EquiTrust Variable Insurance Series Fund

                                 ANNUAL REPORT
                                DECEMBER 31, 2003

                             5400 UNIVERSITY AVENUE
                            WEST DES MOINES, IA 50266
                                 1-877-860-2904
                              225-5586 (DES MOINES)

This report is not to be distributed unless preceded or accompanied by a current prospectus.

PRESIDENT'S LETTER

Dear Shareholder:

     Following three consecutive years of losses, equities finally recorded gains for 2003. Between 2000 and 2002, the NASDAQ Composite (the "NASDAQ") lost a cumulative 66.87%. In 2003, though, it led the major equity indices with a total return of 50.77%; it actually gained 58.18% from its low in March. The S&P 500 Stock Composite Index (the "S&P 500") returned 28.68% for the year, while the returns on more than half of its constituent stocks exceeded even that. The Dow Jones Industrial Average (the "Dow") performed similarly, returning 28.29% for the year.

     Aside from the gains for corporate investment grade and high-yield issues, fixed income returns largely trailed those of equities. The Lehman Brothers U.S. Aggregate Index, which includes U.S. Treasury, mortgage-backed and corporate securities, returned just 4.10% for 2003. Similarly, Lehman's U.S. Treasury Index and its Fixed Rate Mortgage Backed Securities Index returned 2.24% and 3.07%, respectively. The Lehman Brothers Corporate Investment Grade Index, though, recorded a return of 8.24%. Lower-quality, high-yield issues performed the best among domestic fixed income sectors, as Lehman's U.S. High Yield Index returned 28.97%.

     Boosted by tax cuts and low interest rates, the economy improved dramatically in 2003. After showing growth of only 1.4% for the first quarter, the nation's gross domestic product (GDP) expanded at an annualized rate of 3.1% in the second quarter and an astonishing 8.2% for the third quarter. Observers of the economy anticipate that it expanded again in the fourth quarter, estimating it did so at an annualized rate of 4.5%.

     After having languished for almost two years, corporate earnings strengthened substantially in 2003. Reported earnings for the S&P 500 are estimated to have grown more than 60% over 2002 earnings. The improvement comes from a combination of cost cutting, productivity gains and recovering sales. Analysts expect earnings growth to slow for 2004, but to a still-healthy pace of around 10-14%.

     The nation's unemployment rate peaked at 6.4% in June after starting the year at 6.0%. It declined to 5.7% by the end of the year, but still shows that corporations have been conservative in hiring despite the improving economy. We are presently at the stage of recovery where hiring should increase; the next few months will be telling in that regard.

     The Federal Reserve Board (the "Fed") generally influences domestic monetary policy by altering the target federal funds rate, the rate at which banks lend money to each other. It uses this tool to either slow or stimulate the economy, raising rates when it believes the economy's strength could lead to inflation, or dropping them to boost economic activity. In June, the Fed cut this benchmark rate from 1.25% to 1%, citing its concerns for deflation as rationale for its 13th consecutive cut.

     Symptomatic of low domestic interest rates and the nation's trade and budget deficits, the dollar declined in value relative to other currencies for much of 2003. This has benefited U.S. companies that derive substantial revenues from overseas markets, as it has made prices for their goods more competitive relative to those of foreign companies. The dollar's value relative to other world currencies increased during the 1990s due to the U.S. economy's strength relative to other economies. Therefore, a decline in the value of the dollar now should not cause concern as long as its value begins to stabilize.

     The Fund's portfolios were impacted by macroeconomic factors to the extent that these factors affected the behavior of the financial markets. Equities benefited from improving earnings and monetary stimulus, while the fixed income markets were impacted by budget and trade deficits and rising interest rates. In addition, reflecting the demand for risky assets, lower-quality financial assets generally outperformed higher-quality financial assets. The following are our thoughts regarding the performance of the portfolios during 2003.

     VALUE GROWTH: For 2003, the equity markets were led by low quality stocks such as those in the technology and consumer discretionary sectors. Serving as a proxy for richly valued technology stocks, the NASDAQ's returns topped those of most equity indices. Similarly, the S&P 500's technology sector was the benchmark's best performer for the year; close behind technology was the S&P 500's consumer discretionary sector. Of interest is the fact that most mutual fund managers heavily overweighted both sectors during 2003.

     For the twelve-month period, the Value Growth Portfolio returned 30.68%, modestly outperforming the S&P 500 in spite of having far less exposure to the technology and consumer discretionary sectors. It has, instead, been overweight in higher quality sectors such as health care, consumer staples, energy and utilities. As several of these sectors did not perform as well as the lower quality sectors, the Portfolio's performance was attributable to individual security selection, as well as timing of purchases and sales. Going into 2004, we expect the Portfolio to benefit from its exposure to the health care and consumer staples sectors, both of which tend to benefit from rotation in sector leadership that occurs as earnings growth slows. For this reason, we do not anticipate making significant changes to sector weightings at the present time.

     HIGH GRADE BOND: The two-year Treasury yield rose by 22 basis points (.22%) to 1.82%, the ten-year Treasury yield rose 43 basis points (.43%) to 4.25%, and the thirty-year Treasury yield rose 29 basis points (.29%) to 5.07% over the twelve-month reporting period ended December 31, 2003. The best performing sector of the Lehman Brothers U.S. Aggregate Index ("Aggregate Index") for this period was the Investment Grade Corporate Securities sector, as corporate spreads declined due to strong technical factors, as well as an improvement in the fundamental credit quality of the investment grade corporate bond market.

     The Portfolio returned 5.43% for the twelve-month period, which exceeded the return of the Aggregate Index. The Portfolio's larger exposure to the outperforming corporate bond and fixed rate mortgage-backed sectors and lower duration than the Aggregate Index during a period of rising interest rates more than offset the Portfolio's higher exposure to underperforming cash equivalents and Portfolio expenses.

     Given the relatively low level of interest rates and the continuing signs that the economy is recovering we continue to feel that it is not an appropriate time to take on a larger amount of interest risk than the Aggregate Index. However, given the very steep yield curve it is costly to remain in cash so we will keep the majority of the Portfolio invested in intermediate maturity securities.

     STRATEGIC YIELD: The Lehman Brothers U.S. High Yield Index ("High Yield Index") recorded excellent results for the one year period ending December 31, 2003, with a 28.97% return. The option-adjusted spread on the High Yield Index finished the current period at 394 basis points (3.94%) which was 457 basis points (4.57%) lower than at the start of the reporting period. On a fundamental basis a continued decline in defaults and improvement in the credit rating upgrade-to-downgrade ratio helped the high yield market. Technically, the market was helped by very strong cash inflows into high yield funds over the reporting period.

     During the most recent fiscal year, the Portfolio produced a total return of 11.97%, lagging that of the High Yield Index. Its performance was hindered by having less exposure to both high yield issues and lower rated issues relative to the Index; in general, the lowest rated issues were the best performers during the period. A higher exposure to cash and investment grade corporate securities than the Index, the underperformance of several individual issues, and Portfolio expenses, also helped to lower our returns relative to the Index.

     It appears that the high yield market may be getting a little ahead of the fundamentals. Given that it has dramatically outperformed the investment grade bond market, we may be more inclined to lean toward lower investment grade issues when making new acquisitions.

     MANAGED: The Managed Portfolio lagged the S&P 500 for 2003, returning 22.72%, but it readily outperformed the Lehman Brothers U.S. Aggregate Index. Given its value bias, its exposure to cash and fixed income securities and lower volatility in its returns relative to the S&P 500, the Portfolio's risk profile is currently substantially below that of the equity benchmark. Per the Portfolio's objective, its risk profile is also above that of the fixed income benchmark.

     As of December 31, 2003, the Portfolio was allocated 65.72% to equities, 13.85% to fixed income securities and 20.43% to cash. We would anticipate drawing the cash level down some if interest rates were to rise or if we were to find attractively valued equity securities. At this time, though, interest rates are not attractive enough to warrant additions to the Portfolio's fixed income holdings. Similarly, we are currently finding few attractively valued equities to add to the Portfolio's equity exposure.

     MONEY MARKET: At the last meeting of the Federal Open Market Committee ("FOMC") meeting, the FOMC articulated that the risks of inflation and deflation were equally balanced, which was a change from its prior emphasis on avoiding deflation. The committee is comfortable that there is growth in the U.S. economy but is still holding off on raising interest rates until jobs recover. Businesses remain reluctant to add to payrolls and can do so because there are outsized productivity gains which should keep the FOMC on hold for much of 2004. The current Federal Funds rate of 1.00% should hold until the FOMC sees risks weighted strongly in either direction.

     BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio over the past twelve months has reflected that of the large capitalization sector it represents. The Portfolio's total return for the period was 25.70%. The Portfolio will remain substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times, or who wish to make their own market value judgments.

     We appreciate your investment in the Fund and we take seriously our task of seeking to grow and protect that investment. Thank you for continued support of the Fund.

                                        /s/ Craig A. Lang

                                        CRAIG A. LANG
                                        PRESIDENT

January 26, 2004

     An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

     Past performance is not a guarantee of future results.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

VALUE GROWTH PORTFOLIO

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                    IN THE VALUE GROWTH PORTFOLIO AND S&P 500

               VALUE GROWTH PORTFOLIO    S&P 500 STOCK COMPOSITE INDEX
12/31/1993                 $   10,000                       $   10,000
12/31/1994                 $    9,557                       $   10,130
12/31/1995                 $   12,030                       $   13,922
12/31/1996                 $   14,153                       $   17,134
12/31/1997                 $   15,045                       $   22,857
12/31/1998                 $   11,370                       $   29,391
12/31/1999                 $   10,649                       $   35,578
12/31/2000                 $   12,429                       $   32,339
12/13/2001                 $   13,299                       $   28,491
12/31/2002                 $   11,910                       $   22,195
12/31/2003                 $   15,563                       $   28,561

AVERAGE ANNUAL TOTAL RETURN*

1 Year         30.68%
5 Year          6.48%
10 Year         4.52%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE-RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     For 2003, the Value Growth Portfolio outperformed its benchmark, the S&P 500 Stock Composite Index ("S&P 500"). The equity markets, in general, awarded more risky and lower quality securities with the highest returns for 2003. In particular, sectors such as technology and consumer discretionary outperformed most others within the S&P 500.

     The Portfolio, however, has much less exposure to the S&P 500's lower quality sectors. Instead, it is overweight in high quality sectors such as health care, consumer staples, energy and utilities. Because these sectors tended to underperform most others for the year, the Portfolio's performance relative to the benchmark can be attributed to individual security selection.

     The Portfolio also attained a high correlation to the benchmark in 2003. We have positioned the Portfolio to achieve a modest correlation to the S&P 500, but given its sector weightings, we view the high correlation the Portfolio recorded in 2003 to be anomalous; we would not expect it to continuously record such a high correlation going forward.

* Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

HIGH GRADE BOND PORTFOLIO

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE HIGH GRADE BOND PORTFOLIO AND LEHMAN BROTHERS U.S. AGGREGATE INDEX

               HIGH GRADE BOND PORTFOLIO    LEHMAN BROTHERS U.S. AGGREGATE INDEX
12/31/1993                    $   10,000                              $   10,000
12/31/1994                    $    9,974                              $    9,708
12/31/1995                    $   11,396                              $   11,501
12/31/1996                    $   12,073                              $   11,919
12/31/1997                    $   13,310                              $   13,068
12/31/1998                    $   14,310                              $   14,203
12/31/1999                    $   14,244                              $   14,087
12/31/2000                    $   15,832                              $   15,725
12/31/2001                    $   17,272                              $   17,051
12/31/2002                    $   18,718                              $   18,801
12/31/2003                    $   19,735                              $   19,572

AVERAGE ANNUAL TOTAL RETURN*

1 Year         5.43%
5 Year         6.64%
10 Year        7.03%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE-RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     During the twelve-month period ended December 31, 2003, the High Grade Bond portfolio outperformed the Lehman Brothers U.S. Aggregate Index, as reflected by the 5.43% total return produced by the Portfolio versus the 4.10% total return produced by the Index.

     The total returns for the major components of the Lehman Brothers U.S. Aggregate Index for this period were as follows: U.S. Fixed Rate Mortgage Backed Securities (36% of the Index), 3.07%; U.S. Government Securities (34% of the Index), 2.36%; and U.S. Investment Grade Corporate Securities (22% of the Index), 8.24%. The Index had an effective duration(1) of 4.50 as of December 31, 2003. In comparison, the Portfolio had approximately 41% of its assets invested in fixed rate mortgage-backed securities, 33% in corporate securities and 25% in cash equivalents. The effective duration of the Portfolio was 3.40. The Portfolio outperformed the Index mainly because it had a higher exposure to outperforming corporate and fixed rate mortgage-backed securities and a lower amount of interest rate risk than the Index. These positives more than offset the Portfolio's higher exposure to underperforming cash than the Index and Portfolio expenses.

     The composition of the Portfolio at the end of the reporting period was approximately similar to that at the start with a slight decrease in fixed rate mortgage-backed issues and a slight increase in cash equivalents. Going forward, we anticipate continuing to maintain a duration below that of the Index as we feel the risk of rising interest rates outweighs the possible upside from falling rates at the present time.

----------
(1) Duration is a measure of interest rate risk for individual securities and portfolios. The lower the duration for a security or portfolio, the less sensitive it is to movements in interest rates.

* Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

STRATEGIC YIELD PORTFOLIO

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE STRATEGIC YIELD PORTFOLIO AND LEHMAN BROTHERS U.S. CREDIT/HIGH YIELD INDEX

                                         LEHMAN BROTHERS MUTUAL FUND
         STRATEGIC YIELD PORTFOLIO      U.S. CREDIT/HIGH YIELD INDEX
1993                    $   10,000                        $   10,000
1994                    $    9,899                        $    9,654
1995                    $   11,398                        $   11,752
1996                    $   12,841                        $   12,305
1997                    $   14,390                        $   13,627
1998                    $   15,380                        $   14,575
1999                    $   15,265                        $   14,423
2000                    $   15,731                        $   15,351
2001                    $   17,181                        $   16,818
2002                    $   18,115                        $   18,263
2003                    $   20,282                        $   20,316

AVERAGE ANNUAL TOTAL RETURN*

1 Year         11.97%
5 Year          5.69%
10 Year         7.33%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE-RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     During the twelve-month period ended December 31, 2003, the 11.97% total return produced by the Strategic Yield Portfolio was greater than the 11.24% return produced by the Lehman Brothers U.S. Credit/High Yield Index. The total returns for the two components of the Lehman Brothers U.S. Credit/ High Yield Index over this period were as follows: U.S. Investment Grade Credit (80% of the Index), 7.70%; and U.S. High Yield (20% of the Index), 28.97%. In comparison, the Portfolio had approximately 24% of its assets invested in corporate securities rated investment grade by both Moody's and Standard & Poor's, 57% of its assets invested in corporate securities rated as non-investment grade or high yield by Moody's and/or Standard & Poor's and 19% of its assets invested in cash equivalents. The Portfolio outperformed the overall Lehman Brothers U.S. Credit/High Yield Index due to its larger exposure to the outperforming high yield sector relative to that Index, which more than offset the Portfolio's higher exposure to underperforming cash equivalents and Portfolio expenses. However, the Portfolio underperformed the Lehman Brothers U.S. High Yield component of the Index due to its lower exposure to the high yield sector and a higher exposure to underperforming cash equivalents than that component of the Index, as well as Portfolio expenses.

     The Portfolio has historically invested in a mix of high yield and investment grade issues attempting to find attractive issues in both markets. Given the current narrower spreads available in the high yield market, we may lean toward adding more lower investment grade issues to the Portfolio. As always, we will attempt to seek out securities in both the investment grade and non-investment grade markets that we feel offer attractive potential returns for the amount of risk taken.

* Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

MANAGED PORTFOLIO

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                          MANAGED PORTFOLIO AND S&P 500

                    MANAGED PORTFOLIO    S&P 500 STOCK COMPOSITE INDEX
1993                       $   10,000                       $   10,000
1994                       $    9,504                       $   10,130
1995                       $   11,946                       $   13,922
1996                       $   14,023                       $   17,134
1997                       $   15,520                       $   22,857
1998                       $   14,168                       $   29,391
1999                       $   13,679                       $   35,578
2000                       $   17,426                       $   32,339
2001                       $   18,841                       $   28,491
2002                       $   18,502                       $   22,195
2003                       $   22,706                       $   28,561

AVERAGE ANNUAL TOTAL RETURN*

1 Year         22.72%
5 Year          9.89%
10 Year         8.55%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE-RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     The Managed Portfolio underperformed the S&P 500 for the year, but it outperformed the Lehman Brothers U.S. Aggregate Index. For 2003, equities, particularly those of the lowest quality, largely outperformed fixed income securities, whose total returns were affected by rising interest rates.

     For much of 2003, the Portfolio had roughly 65% of its assets invested in equities. Because its equity holdings are high quality and value-oriented, and because the Portfolio was not fully invested in equities, its returns lagged that of the S&P 500. However, due to its quality equity holdings and its fixed income and cash positions, the Portfolio experienced substantially lower volatility in returns than did the S&P 500.

* Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

BLUE CHIP PORTFOLIO

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                         BLUE CHIP PORTFOLIO AND S&P 500

                  BLUE CHIP PORTFOLIO    S&P 500 STOCK COMPOSITE INDEX
12/31/1993                 $   10,000                       $   10,000
12/31/1994                 $   10,265                       $   10,130
12/31/1995                 $   13,633                       $   13,922
12/31/1996                 $   16,554                       $   17,134
12/31/1997                 $   21,091                       $   22,857
12/31/1998                 $   25,079                       $   29,391
12/31/1999                 $   30,309                       $   35,578
12/31/2000                 $   27,727                       $   32,339
12/31/2001                 $   24,598                       $   28,491
12/31/2002                 $   19,907                       $   22,195
12/31/2003                 $   25,023                       $   28,561

AVERAGE ANNUAL TOTAL RETURN*

1 Year         25.70%
5 Year         -0.05%
10 Year         9.61%

PERFORMANCE NUMBERS ARE NET OF ALL FUND-OPERATING EXPENSES. THEY DO NOT INCLUDE ANY FEES AND CHARGES APPLICABLE TO THE SEPARATE ACCOUNT, WHICH WOULD LOWER THE TOTAL RETURN FIGURES SHOWN. FOR TOTAL RETURN INFORMATION NET OF ALL INSURANCE-RELATED FEES AND CHARGES, PLEASE REFER TO THE PERFORMANCE REPORT. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market. It remains substantially invested in approximately 50 such common stock issues, consisting of the 30 companies in the Dow Jones Industrial Average (the "Dow") and roughly 20 stocks of the S&P 500's largest companies not also in the Dow. Accordingly, the Portfolio's performance will roughly parallel that of the Dow and the S&P 500.

* Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                                  HIGH
                                                             VALUE GROWTH      GRADE BOND
                                                               PORTFOLIO       PORTFOLIO
                                                             -------------   -------------
ASSETS

Investments in securities, at value (cost -- $48,137,668;
  $25,450,628; $24,072,015; $57,174,042; $6,591,085; and
  $68,682,399, respectively)                                 $  52,748,155   $  26,368,859
Cash                                                                    --          83,188
Receivables:
  Dividends and interest                                            80,452         213,727
  EquiTrust Investment Management Services, Inc.                        --              --
Prepaid expense and other assets                                       123              73
                                                             -------------   -------------
Total Assets                                                 $  52,828,730   $  26,665,847
                                                             =============   =============
LIABILITIES AND NET ASSETS

Liabilities:
  Net outstanding redemptions in excess of bank balance      $       7,819   $          --
  Accrued expenses                                                   8,504           6,615
                                                             -------------   -------------
Total Liabilities                                                   16,323           6,615
Net assets applicable to shares of beneficial interest          52,812,407      26,659,232
                                                             -------------   -------------
Total Liabilities and Net Assets                             $  52,828,730   $  26,665,847
                                                             =============   =============
Shares issued and outstanding as of December 31, 2003            4,489,099       2,558,308
NET ASSET VALUE PER SHARE                                    $       11.76   $       10.42
                                                             =============   =============

SEE ACCOMPANYING NOTES.

                                                               STRATEGIC
                                                                 YIELD          MANAGED      MONEY MARKET      BLUE CHIP
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                             -------------   -------------   -------------   -------------
ASSETS

Investments in securities, at value (cost -- $48,137,668;
  $25,450,628; $24,072,015; $57,174,042; $6,591,085; and
  $68,682,399, respectively)                                 $  25,007,895   $  66,537,276   $   6,591,085   $  79,745,959
Cash                                                                28,754          26,498         140,848             333
Receivables:
  Dividends and interest                                           467,821         178,274           1,016          96,086
  EquiTrust Investment Management Services, Inc.                       334              --              --              --
Prepaid expense and other assets                                        63             158              24             189
                                                             -------------   -------------   -------------   -------------
Total Assets                                                 $  25,504,867   $  66,742,206   $   6,732,973   $  79,842,567
                                                             =============   =============   =============   =============
LIABILITIES AND NET ASSETS

Liabilities:
  Net outstanding redemptions in excess of bank balance      $          --   $          --   $          --   $          --
  Accrued expenses                                                   6,461           9,433           5,421          10,477
                                                             -------------   -------------   -------------   -------------
Total Liabilities                                                    6,461           9,433           5,421          10,477
Net assets applicable to shares of beneficial interest          25,498,406      66,732,773       6,727,552      79,832,090
                                                             -------------   -------------   -------------   -------------
Total Liabilities and Net Assets                             $  25,504,867   $  66,742,206   $   6,732,973   $  79,842,567
                                                             =============   =============   =============   =============
Shares issued and outstanding as of December 31, 2003            2,792,812       4,530,865       6,727,552       2,372,503
NET ASSET VALUE PER SHARE                                    $        9.13   $       14.73   $        1.00   $       33.65
                                                             =============   =============   =============   =============

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

                                                                                  HIGH
                                                             VALUE GROWTH      GRADE BOND
                                                               PORTFOLIO       PORTFOLIO
                                                             -------------    -------------
INVESTMENT INCOME
Dividends                                                    $     784,099    $      46,629
Interest                                                            64,869        1,273,496
Foreign tax withholding                                             (2,995)              --
                                                             -------------    -------------
Total Investment Income                                            845,973        1,320,125
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
  Investment advisory and management fees                          200,871           79,209
  Accounting fees                                                   22,319           13,201
Custodial fees                                                       9,054            8,027
Professional fees                                                   23,815           16,159
Proxy expense                                                       15,169            6,180
Reports to shareholders                                              5,908            3,537
Trustees' fees and expenses                                          3,510            2,057
Insurance and bonds                                                    939              612
Miscellaneous                                                        1,717            1,066
                                                             -------------    -------------
Total Expenses                                                     283,302          130,048
Expense reimbursement                                                   --               --
Fees paid indirectly                                                  (387)            (354)
                                                             -------------    -------------
Net Expenses                                                       282,915          129,694
                                                             -------------    -------------
Net Investment Income                                              563,058        1,190,431
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) from investment transactions            1,385,175           70,428
Change in unrealized appreciation/depreciation of
  investments                                                   10,456,789          140,930
                                                             -------------    -------------
Net Gain on Investments                                         11,841,964          211,358
                                                             -------------    -------------
Net Increase in Net Assets Resulting from
  Operations                                                 $  12,405,022    $   1,401,789
                                                             =============    =============

SEE ACCOMPANYING NOTES.

                                                               STRATEGIC
                                                                 YIELD           MANAGED       MONEY MARKET       BLUE CHIP
                                                               PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                             -------------    -------------    -------------    -------------
INVESTMENT INCOME
Dividends                                                    $     104,989    $   1,210,786    $          --    $   1,404,431
Interest                                                         1,723,832          522,011           75,014           39,464
Foreign tax withholding                                                 --           (4,726)              --               --
                                                             -------------    -------------    -------------    -------------
Total Investment Income                                          1,828,821        1,728,071           75,014        1,443,895
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
  Investment advisory and management fees                          106,561          261,615           16,834          138,310
  Accounting fees                                                   11,840           29,068            3,367           30,000
Custodial fees                                                       7,180            9,695            8,126            6,956
Professional fees                                                   15,163           29,033            8,696           34,013
Proxy expense                                                        7,053           15,351              991           22,302
Reports to shareholders                                              3,159            7,689              888            9,202
Trustees' fees and expenses                                          1,840            4,556              520            5,384
Insurance and bonds                                                    538            1,260              175            1,470
Miscellaneous                                                          962            2,285              312            2,644
                                                             -------------    -------------    -------------    -------------
Total Expenses                                                     154,296          360,552           39,909          250,281
Expense reimbursement                                                 (334)              --               --               --
Fees paid indirectly                                                  (461)            (325)            (459)            (394)
                                                             -------------    -------------    -------------    -------------
Net Expenses                                                       153,501          360,227           39,450          249,887
                                                             -------------    -------------    -------------    -------------
Net Investment Income                                            1,675,320        1,367,844           35,564        1,194,008
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) from investment transactions             (573,460)       1,211,076               --       (4,671,594)
Change in unrealized appreciation/depreciation of
  investments                                                    1,601,235        9,622,628               --       19,623,555
                                                             -------------    -------------    -------------    -------------
Net Gain on Investments                                          1,027,775       10,833,704               --       14,951,961
                                                             -------------    -------------    -------------    -------------
Net Increase in Net Assets Resulting from
  Operations                                                 $   2,703,095    $  12,201,548    $      35,564    $  16,145,969
                                                             =============    =============    =============    =============

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     VALUE GROWTH
                                                                       PORTFOLIO
                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                                 2003             2002
                                                             -------------    -------------
OPERATIONS

Net investment income                                        $     563,058    $     632,800
Net realized gain (loss) from investment transactions            1,385,175        1,208,684
Change in unrealized appreciation/(depreciation) of
  investments                                                   10,456,789       (6,690,817)
                                                             -------------    -------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                    12,405,022       (4,849,333)
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
Net investment income                                             (632,800)        (815,691)
Net realized gain from investment transactions                          --               --
                                                             -------------    -------------
Total Dividends and Distributions                                 (632,800)        (815,691)
CAPITAL SHARE TRANSACTIONS                                          87,080        1,095,790
                                                             -------------    -------------
Total Increase (Decrease) in Net Assets                         11,859,302       (4,569,234)

NET ASSETS

Beginning of year                                               40,953,105       45,522,339
                                                             -------------    -------------
End of year (including undistributed net
  investment income as set forth below)                      $  52,812,407    $  40,953,105
                                                             =============    =============
Undistributed Net Investment Income                          $     563,058    $     632,800
                                                             =============    =============

SEE ACCOMPANYING NOTES.

                                                                         HIGH                            STRATEGIC
                                                                      GRADE BOND                           YIELD
                                                                       PORTFOLIO                         PORTFOLIO
                                                             ------------------------------    ------------------------------
                                                                YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                             ------------------------------    ------------------------------
                                                                 2003             2002             2003             2002
                                                             -------------    -------------    -------------    -------------
OPERATIONS

Net investment income                                        $   1,190,431    $   1,099,597    $   1,675,320    $   1,537,019
Net realized gain (loss) from investment transactions               70,428          126,083         (573,460)        (227,764)
Change in unrealized appreciation/(depreciation) of
  investments                                                      140,930          558,780        1,601,235         (151,342)
                                                             -------------    -------------    -------------    -------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                     1,401,789        1,784,460        2,703,095        1,157,913
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
Net investment income                                           (1,190,431)      (1,099,597)      (1,675,320)      (1,537,019)
Net realized gain from investment transactions                    (126,083)         (19,864)              --               --
                                                             -------------    -------------    -------------    -------------
Total Dividends and Distributions                               (1,316,514)      (1,119,461)      (1,675,320)      (1,537,019)
CAPITAL SHARE TRANSACTIONS                                       1,589,484        5,411,928        2,075,200        2,592,491
                                                             -------------    -------------    -------------    -------------
Total Increase (Decrease) in Net Assets                          1,674,759        6,076,927        3,102,975        2,213,385

NET ASSETS

Beginning of year                                               24,984,473       18,907,546       22,395,431       20,182,046
                                                             -------------    -------------    -------------    -------------
End of year (including undistributed net
  investment income as set forth below)                      $  26,659,232    $  24,984,473    $  25,498,406    $  22,395,431
                                                             =============    =============    =============    =============
Undistributed Net Investment Income                          $          --    $          --    $          --    $          --
                                                             =============    =============    =============    =============

                                                                        MANAGED
                                                                       PORTFOLIO
                                                             ------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                 2003             2002
                                                             -------------    -------------
OPERATIONS

Net investment income                                        $   1,367,844    $   1,494,900
Net realized gain (loss) from investment transactions            1,211,076        1,015,684
Change in unrealized appreciation/(depreciation) of
  investments                                                    9,622,628       (3,624,741)
                                                             -------------    -------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                    12,201,548       (1,114,157)
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
Net investment income                                           (1,494,900)      (1,801,236)
Net realized gain from investment transactions                          --               --
                                                             -------------    -------------
Total Dividends and Distributions                               (1,494,900)      (1,801,236)
CAPITAL SHARE TRANSACTIONS                                       1,598,322        3,548,291
                                                             -------------    -------------
Total Increase (Decrease) in Net Assets                         12,304,970          632,898

NET ASSETS

Beginning of year                                               54,427,803       53,794,905
                                                             -------------    -------------
End of year (including undistributed net
  investment income as set forth below)                      $  66,732,773    $  54,427,803
                                                             =============    =============
Undistributed Net Investment Income                          $   1,367,844    $   1,494,900
                                                             =============    =============

SEE ACCOMPANYING NOTES.

                                                                      MONEY MARKET                     BLUE CHIP
                                                                       PORTFOLIO                       PORTFOLIO
                                                             ------------------------------    ------------------------------
                                                                YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                             ------------------------------    ------------------------------
                                                                  2003             2002             2003             2002
                                                             -------------    -------------    -------------    -------------
OPERATIONS

Net investment income                                        $      35,564    $      95,445    $   1,194,008    $   1,066,311
Net realized gain (loss) from investment transactions                   --               --       (4,671,594)      (1,786,208)
Change in unrealized appreciation/(depreciation) of
  investments                                                           --               --       19,623,555      (14,510,432)
                                                             -------------    -------------    -------------    -------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                        35,564           95,445       16,145,969      (15,230,329)
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
Net investment income                                              (35,564)         (95,445)      (1,066,311)      (1,156,568)
Net realized gain from investment transactions                          --               --               --               --
                                                             -------------    -------------    -------------    -------------
Total Dividends and Distributions                                  (35,564)         (95,445)      (1,066,311)      (1,156,568)
CAPITAL SHARE TRANSACTIONS                                      (1,421,989)      (1,170,621)       1,053,814          961,297
                                                             -------------    -------------    -------------    -------------
Total Increase (Decrease) in Net Assets                         (1,421,989)      (1,170,621)      16,133,472      (15,425,600)

NET ASSETS

Beginning of year                                                8,149,541        9,320,162       63,698,618       79,124,218
                                                             -------------    -------------    -------------    -------------
End of year (including undistributed net
  investment income as set forth below)                      $   6,727,552    $   8,149,541    $  79,832,090    $  63,698,618
                                                             =============    =============    =============    =============
Undistributed Net Investment Income                          $          --    $          --    $   1,194,008    $   1,066,311
                                                             =============    =============    =============    =============

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
DECEMBER 31, 2003

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
COMMON STOCKS (86.73%)

   BUSINESS SERVICES (3.38%)
   Affiliated Computer Services, Inc.-Class A                          5,800(1)   $     315,868
   Computer Associates International, Inc.                            12,055            329,584
   Compuware Corp.                                                    16,050(1)          96,942
   Microsoft Corp.                                                    14,800            407,592
   Oracle Corp.                                                       12,300(1)         162,360
   Symantec Corp.                                                     13,600(1)         471,240
                                                                                  -------------
                                                                                      1,783,586

   CHEMICALS AND ALLIED PRODUCTS (9.96%)
   Abbott Laboratories                                                 8,000            372,800
   Bristol-Myers Squibb Co.                                           12,540            358,644
   E.I. du Pont de Nemours & Co.                                       6,400            293,696
   GlaxoSmithKline plc                                                 5,500            256,410
   IVAX Corp.                                                         17,800(1)         425,064
   Johnson & Johnson                                                   8,200            423,612
   KV Pharmaceutical Co.-Class A                                      19,200(1)         489,600
   Lyondell Chemical Co.                                              17,000            288,150
   Merck & Co., Inc.                                                   9,764            451,097
   Mylan Laboratories, Inc.                                           21,825            551,299
   Olin Corp.                                                          6,400            128,384
   Pfizer, Inc.                                                       19,449            687,133
   SurModics, Inc.                                                    11,992(1)         286,609
   Wyeth                                                               5,835            247,696
                                                                                  -------------
                                                                                      5,260,194

   COMMUNICATIONS (1.96%)
   ADC Telecommunications, Inc.                                       67,700(1)         201,069
   Centurytel, Inc.                                                   13,000            424,060
   Comcast Corp.-Class A                                               3,235(1)         106,334
   Nextel Communications, Inc.                                         6,600(1)         185,196
   SBC Communications, Inc.                                            4,500            117,315
                                                                                  -------------
                                                                                      1,033,974

   DEPOSITORY INSTITUTIONS (7.99%)
   AmSouth Bancorporation                                             17,100            418,950
   Associated Banc-Corp                                                8,627            367,942
   Astoria Financial Corp.                                             7,700            286,440
   Citigroup, Inc.                                                     7,430            360,652
   FleetBoston Financial Corp.                                        18,760            818,874
   National City Corp.                                                 6,830            231,810
   U. S. Bancorp                                                      34,796          1,036,225
   Wachovia Corp.                                                      7,650            356,414
   Wilmington Trust Corp.                                              9,500            342,000
                                                                                  -------------
                                                                                      4,219,307

   EATING & DRINKING PLACES (0.62%)
   Wendy's International, Inc.                                         8,400            329,616

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
   ELECTRIC, GAS AND SANITARY SERVICES (5.27%)
   Alliant Energy Corp.                                                8,660      $     215,634
   Atmos Energy Corp.                                                 17,012            413,392
   Black Hills Corp.                                                   7,520            224,322
   Nisource, Inc.                                                     24,800            544,112
   Northwest Natural Gas Co.                                          12,500            384,375
   Pepco Holdings, Inc.                                               16,200            316,548
   Puget Energy, Inc.                                                 14,330            340,624
   Xcel Energy, Inc.                                                  20,305            344,779
                                                                                  -------------
                                                                                      2,783,786

   ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (2.21%)
   Acuity Brands, Inc.                                                18,500            477,300
   Adaptec, Inc.                                                      23,150(1)         204,415
   ECI Telecom, Ltd.                                                  10,000(1)          57,300
   Electronic Data Systems Corp.                                       5,745            140,982
   Intel Corp.                                                         8,900            286,580
                                                                                  -------------
                                                                                      1,166,577

   ENGINEERING & MANAGEMENT SERVICES (0.16%)
   Affymetrix, Inc.                                                    3,400(1)          83,674

   FABRICATED METAL PRODUCTS (1.12%)
   Cooper Industries, Ltd.                                             4,738            274,472
   Shaw Group, Inc.                                                   10,400(1)         141,648
   Stanley Works (The)                                                 4,600            174,202
                                                                                  -------------
                                                                                        590,322

   FOOD AND KINDRED PRODUCTS (5.13%)
   ConAgra Foods, Inc.                                                46,616          1,230,196
   Sara Lee Corp.                                                     23,400            508,014
   Sensient Technologies Corp.                                        49,075            970,213
                                                                                  -------------
                                                                                      2,708,423

   FOOD STORES (2.33%)
   7-Eleven, Inc.                                                     35,930(1)         576,677
   Kroger Co.                                                         10,900(1)         201,759
   Safeway, Inc.                                                      20,730(1)         454,194
                                                                                  -------------
                                                                                      1,232,630

   GENERAL MERCHANDISE STORES (0.92%)
   Federated Department Stores, Inc.                                   6,008            283,157
   Target Corp.                                                        5,300            203,520
                                                                                  -------------
                                                                                        486,677

   HEALTH SERVICES (5.50%)
   Laboratory Corp. of America Holdings                               18,500(1)         683,575
   Province Healthcare Co                                             35,900(1)         574,400
   Schering-Plough Corp.                                              23,200            403,448
   Select Medical Corp.                                               19,200            312,576
   Taro Pharmaceutical Industries, Ltd.                                6,600(1)         425,700
   Universal Health Services, Inc.-Class B                             9,420            506,042
                                                                                  -------------
                                                                                      2,905,741

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
   HOLDING AND OTHER INVESTMENT OFFICES (2.96%)
   Highwoods Properties, Inc.                                         17,500      $     444,500
   MBIA, Inc.                                                         11,400            675,222
   Reckson Assoc. Realty Corp.-Class A                                18,250            443,475
                                                                                  -------------
                                                                                      1,563,197

   INDUSTRIAL MACHINERY AND EQUIPMENT (2.64%)
   Cisco Systems, Inc.                                                 6,500(1)         157,885
   EMC Corp.                                                          22,500(1)         290,700
   Hewlett-Packard Co.                                                 6,000            137,820
   Ingersoll-Rand Co. Ltd.-Class A                                     9,950            675,406
   Solectron Corp                                                     22,500(1)         132,975
                                                                                  -------------
                                                                                      1,394,786

   INSTRUMENTS AND RELATED PRODUCTS (3.98%)
   Agilent Technologies, Inc.                                          7,000(1)         204,680
   Becton Dickinson & Co.                                             22,800            937,992
   JDS Uniphase Corp.                                                 16,400(1)          59,860
   Pall Corp.                                                         25,980            697,043
   Perkinelmer, Inc.                                                  11,900            203,133
                                                                                  -------------
                                                                                      2,102,708

   INSURANCE CARRIERS (4.12%)
   Allstate Corp.                                                     15,200            653,904
   American International Group, Inc.                                  7,450            493,786
   Protective Life Corp.                                               9,300            314,712
   Safeco Corp.                                                        8,800            342,584
   WellPoint Health Networks Inc.                                      3,800(1)         368,562
                                                                                  -------------
                                                                                      2,173,548

   METAL MINING (0.86%)
   Barrick Gold Corp.                                                 20,000            454,200

   MISCELLANEOUS MANUFACTURING INDUSTRIES (0.80%)
   Emerson Electric Co.                                                2,300            148,925
   Hasbro, Inc.                                                       12,900            274,512
                                                                                  -------------
                                                                                        423,437

   MOTION PICTURES (0.33%)
   Time Warner, Inc.                                                   9,600(1)         172,704

   NONDEPOSITORY INSTITUTIONS (0.72%)
   Federal Home Loan Mortgage Corp.                                    6,500            379,080

   OIL AND GAS EXTRACTION (4.12%)
   Burlington Resources, Inc.                                         10,000            553,800
   EOG Resources, Inc.                                                 5,800            267,786
   Occidental Petroleum Co.                                            8,600            363,264
   Offshore Logistics, Inc.                                           18,500(1)         453,620
   Rowan Companies, Inc.                                              16,900(1)         391,573
   Veritas DGC, Inc.                                                  13,800(1)         144,624
                                                                                  -------------
                                                                                      2,174,667

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
   PAPER AND ALLIED PRODUCTS (1.93%)
   Abitibi Consolidated, Inc.                                         92,600      $     750,986
   Sonoco Products Co.                                                10,900            268,358
                                                                                  -------------
                                                                                      1,019,344

   PETROLEUM AND COAL PRODUCTS (4.70%)
   BP Amoco                                                            6,000            296,100
   ChevronTexaco Corp.                                                 7,050            609,050
   ConocoPhillips                                                     16,833          1,103,740
   Marathon Oil Corp.                                                 14,400            476,496
                                                                                  -------------
                                                                                      2,485,386

   PRIMARY METAL INDUSTRIES (0.66%)
   Northwest Pipe Co.                                                 26,100(1)         347,652

   PRINTING AND PUBLISHING (2.64%)
   Belo Corp.                                                         26,400            748,176
   Mail-Well, Inc.                                                    79,200(1)         365,112
   R.R. Donnelley & Sons Co.                                           9,400            283,410
                                                                                  -------------
                                                                                      1,396,698

   TOBACCO PRODUCTS (1.45%)
   Altria Group, Inc.                                                 14,100            767,322

   TRANSPORTATION -- BY AIR (0.74%)
   Petroleum Helicopters, Inc. (Non-Voting)                           14,490(1)         391,230

   TRANSPORTATION EQUIPMENT (4.07%)
   Federal Signal Corp.                                               13,300            233,016
   Genuine Parts Co.                                                   7,800            258,960
   Honeywell International, Inc.                                      23,500            785,605
   ITT Industries, Inc.                                                4,185            310,569
   SPX Corp.                                                           9,514(1)         559,518
                                                                                  -------------
                                                                                      2,147,668

   WHOLESALE TRADE -- DURABLE GOODS (0.64%)
   Apogent Technologies, Inc.                                         14,600(1)         336,384

   WHOLESALE TRADE -- NONDURABLE GOODS (1.05%)
   Dean Foods Co.                                                     16,986(1)         558,330

   MISCELLANEOUS EQUITIES (1.77%)
   H & Q Life Sciences Investors                                      22,352            346,677
   NASDAQ-100 Trust                                                   16,100            586,362
                                                                                  -------------
                                                                                        933,039
                                                                                  -------------
Total Common Stocks                                                                  45,805,887

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
SHORT-TERM INVESTMENTS (13.15%)

   MONEY MARKET MUTUAL FUND (1.03%)
   Blackrock Provident Institutional Funds, T-Fund Portfolio         545,081      $     545,081

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                               -------------
   COMMERCIAL PAPER (3.36%)
    NONDEPOSITORY INSTITUTIONS
    American General Finance Corp., 1.06%, due 01/21/04        $     775,000            775,000
    General Electric Capital Corp., 1.07%, due 01/16/04              600,000            600,000
    General Electric Capital Corp., 1.07%, due 01/27/04              400,000            400,000
                                                                                  -------------
                                                                                      1,775,000

   UNITED STATES GOVERNMENT AGENCIES (8.76%)
   Federal Home Loan Bank, due 01/02/04                              700,000            699,980
   Federal Home Loan Bank, due 01/09/04                              350,000            349,921
   Federal Home Loan Mortgage Corp., due 01/06/04                    500,000            499,929
   Federal National Mortgage Assoc., due 01/14/04                    550,000            549,793
   Federal National Mortgage Assoc., due 02/04/04                  1,100,000          1,098,950
   Federal National Mortgage Assoc., due 02/05/04                  1,425,000          1,423,614
                                                                                  -------------
                                                                                      4,622,187
                                                                                  -------------
Total Short-Term Investments                                                          6,942,268
                                                                                  -------------
Total Investments (99.88%)                                                           52,748,155

OTHER ASSETS LESS LIABILITIES (0.12%)
   Cash, receivables, prepaid expense and other assets, less
    liabilities                                                                          64,252
                                                                                  -------------
Total Net Assets (100.00%)                                                        $  52,812,407
                                                                                  =============

(1) Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
DECEMBER 31, 2003

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
PREFERRED STOCKS (2.50%)

   DEPOSITORY INSTITUTIONS (1.70%)
   Chase Capital V, 7.03%, due 03/31/28                               18,000      $     452,700

   HOLDING AND OTHER INVESTMENT OFFICES (0.80%)
   New Plan Excel Realty Trust-Series D, 7.80%                         4,000            215,000
                                                                                  -------------
Total Preferred Stocks                                                                  667,700

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                               -------------
CORPORATE BONDS (29.70%)

   ELECTRIC, GAS AND SANITARY SERVICES (7.42%)
   Maritime & NE Pipeline, 144A, 7.70%, due 11/30/19           $     700,000(1)         822,758
   Oglethorpe Power (OPC Scherer), 6.974%, due 06/30/11              271,000            293,965
   PacifiCorp, 6.90%, due 11/15/11                                   750,000            860,512
                                                                                  -------------
                                                                                      1,977,235

   FOOD STORES (2.45%)
   Ahold Finance USA, Inc., 8.25%, due 07/15/10                      600,000            652,500

   GENERAL MERCHANDISE STORES (0.99%)
   J.C. Penney & Co., 8.25%, due 08/15/22                            254,000            264,160

   HOLDING AND OTHER INVESTMENT OFFICES (3.18%)
   Meditrust, 7.60%, due 09/13/05                                    150,000            155,625
   Security Capital Pacific, 7.20%, due 03/01/13                     275,000            305,231
   Washington REIT, 6.898%, due 02/15/18                             350,000            387,209
                                                                                  -------------
                                                                                        848,065

   INSURANCE CARRIERS (3.30%)
   SunAmerica, 8.125%, due 04/28/23                                  700,000            878,689

   TEXTILE MILL PRODUCTS (0.94%)
   Unifi, 6.50%, due 02/01/08                                        280,000            249,900

   TOBACCO PRODUCTS (3.22%)
   UST, Inc., 7.25%, due 06/01/09                                    750,000            858,593

   TRANSPORTATION -- BY AIR (7.55%)
   Continental Airlines, Inc., 6.545%, due 08/02/20                  433,980            435,065
   Federal Express, 7.50%, due 01/15/18                              207,691            241,131
   Northwest Airlines, 7.575%, due 03/01/19                          706,136            732,616
   US Air, Inc., 8.36%, due 01/20/19                                 609,908            605,334
                                                                                  -------------
                                                                                      2,014,146

                                                                 PRINCIPAL
                                                                  AMOUNT              VALUE
                                                               -------------      -------------
   TRANSPORTATION EQUIPMENT (0.65%)
   Ford Motor Co., 9.215%, due 09/15/21                        $     150,000      $     172,101
                                                                                  -------------
Total Corporate Bonds                                                                 7,915,389

MORTGAGE-BACKED SECURITIES (40.36%)

   FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (FNMA) (0.01%)
   Pool # 50276, 9.50%, due 02/01/20                                   2,785              3,119

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    (GNMA) (40.35%)
   Pool # 1512, 7.50%, due 12/20/23                                   59,708             63,963
   Pool # 2631, 7.00%, due 08/01/28                                  102,037            108,636
   Pool # 2658, 6.50%, due 10/01/28                                  159,613            168,259
   Pool # 2701, 6.50%, due 01/20/29                                  191,124            201,390
   Pool # 2796, 7.00%, due 08/01/29                                  178,283            189,634
   Pool # 3039, 6.50%, due 02/01/31                                   77,098             81,195
   Pool # 3040, 7.00%, due 02/01/31                                  147,766            157,115
   Pool # 3188, 6.50%, due 02/20/32                                  484,277            509,752
   Pool # 3239, 6.50%, due 05/01/32                                  424,796            447,142
   Pool # 3261, 6.50%, due 07/20/32                                  826,238            869,703
   Pool # 3320, 5.50%, due 12/01/32                                1,948,119          1,977,774
   Pool # 3333, 5.50%, due 01/01/33                                1,580,549          1,604,558
   Pool # 3375, 5.50%, due 04/01/33                                  250,799            254,609
   Pool # 3390, 5.50%, due 05/01/33                                1,113,046          1,129,953
   Pool # 3403, 5.50%, due 06/01/33                                1,875,431          1,903,918
   Pool # 3458, 5.00%, due 10/01/33                                  995,164            985,262
   Pool # 22630, 6.50%, due 08/01/28                                  87,999             92,765
   Pool # 276337, 10.00%, due 08/15/19                                10,982             12,381
                                                                                  -------------
                                                                                     10,758,009
                                                                                  -------------
Total Mortgage-Backed Securities                                                     10,761,128

UNITED STATES TREASURY OBLIGATION (1.56%)
   U.S. Treasury Note, 7.25%, due 08/15/04                           400,000            415,156

SHORT-TERM INVESTMENTS (24.79%)
   COMMERCIAL PAPER (7.59%)
    NONDEPOSITORY INSTITUTIONS (4.78%)
    American General Finance Corp., 1.05%, due 01/13/04              650,000            650,000
    General Electric Capital Corp., 1.09%, due 01/27/04              625,000            625,000
                                                                                  -------------
                                                                                      1,275,000

    PETROLEUM AND COAL PRODUCTS (2.81%)
    ChevronTexaco Corp., 1.02%, due 01/30/04                         750,000            750,000
                                                                                  -------------
   Total Commercial Paper                                                             2,025,000

                                                                 PRINCIPAL
                                                                  AMOUNT              VALUE
                                                               -------------      -------------
   UNITED STATES GOVERNMENT AGENCIES (16.31%)
   Federal Home Loan Bank, due 01/02/04                        $     600,000      $     599,983
   Federal Home Loan Bank, due 01/09/04                              400,000            399,910
   Federal Home Loan Bank, due 01/21/04                              550,000            549,688
   Federal Home Loan Bank, due 01/30/04                              700,000            699,430
   Federal Home Loan Bank, due 02/06/04                              650,000            649,350
   Federal Home Loan Mortgage Corp., due 01/06/04                    550,000            549,922
   Federal National Mortgage Assoc., due 01/16/04                    550,000            549,759
   Federal National Mortgage Assoc., due 02/04/04                    350,000            349,669
                                                                                  -------------
                                                                                      4,347,711

                                                                  SHARES
                                                                   HELD
                                                               -------------
   MONEY MARKET MUTUAL FUND (0.89%)
   Blackrock Provident Institutional Funds, T-Fund Portfolio         236,775            236,775
                                                                                  -------------
Total Short-Term Investments                                                          6,609,486
                                                                                  -------------
Total Investments (98.91%)                                                           26,368,859

OTHER ASSETS LESS LIABILITIES (1.09%)
   Cash, receivables, prepaid expense and other assets, less
    liabilities                                                                         290,373
                                                                                  -------------
Total Net Assets (100.00%)                                                        $  26,659,232
                                                                                  =============

(1) Maritime & NE Pipeline, 144A, 7.70%, due 11/30/19. Each unit was purchased at a price of 104.481 on 04/20/2001. As of 12/31/2003, the carrying value of each unit was 117.537 and represented 3.09% of total net assets.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO
DECEMBER 31, 2003

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
PREFERRED STOCKS (5.07%)

   HOLDING AND OTHER INVESTMENT OFFICES (1.47%)
   New Plan Excel Realty Trust - Series D, 7.80%                       7,000      $     376,250

   METAL MINING (3.60%)
   Cameco Corp., 8.75%, due 09/30/47                                  36,000            916,560
                                                                                  -------------
Total Preferred Stocks                                                                1,292,810

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                               -------------
CORPORATE BONDS (74.06%)

   CHEMICALS AND ALLIED PRODUCTS (9.65%)
   Lyondell Chemical Co., 9.625%, due 05/01/07                 $     900,000            954,000
   Nova Chemicals, Ltd., 7.875%, due 09/15/25                        800,000            811,592
   Polyone Corp., 8.875%, due 05/01/12                               750,000            693,750
                                                                                  -------------
                                                                                      2,459,342

   COMMUNICATIONS (2.15%)
   Telephone & Data Systems, Inc., 7.00%, due 08/01/06               500,000            547,300

   ELECTRIC, GAS AND SANITARY SERVICES (14.31%)
   Alliant Energy Resources, Inc., 9.75%, due 01/15/13             1,000,000          1,286,179
   Allied Waste North America, 10.00%, due 08/01/09                  800,000            868,000
   ESI Tractebel, 7.99%, due 12/30/11                                306,340            324,721
   Semco Energy, Inc., 7.125%, due 05/15/08                          900,000            947,070
   Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17              213,225            222,001
                                                                                  -------------
                                                                                      3,647,971

   FOOD STORES (0.03%)
   Penn Traffic Co., 11.00%, due 06/29/09                             47,850(1)           8,852

   GENERAL MERCHANDISE STORES (1.63%)
   DR Structured Finance, 8.35%, due 02/15/04                        376,794(1)         151,188
   J.C. Penney & Co., 8.25%, due 08/15/22                            255,000            265,200
                                                                                  -------------
                                                                                        416,388

   HOLDING AND OTHER INVESTMENT OFFICES (8.63%)
   Bradley Operating, L.P., 7.20%, due 01/15/08                      450,000            441,230
   Federal Realty Investment Trust, 7.48%, due 08/15/26              600,000            652,942
   iStar Financial Inc., 7.00%, due 03/15/08                         300,000            325,500
   Price Development Company, 7.29%, due 03/11/08 .                  450,000            463,721
   Trinet Corp. Realty, 7.70%, due 07/15/17                          300,000            317,850
                                                                                  -------------
                                                                                      2,201,243

   INDUSTRIAL MACHINERY AND EQUIPMENT (3.55%)
   AGCO Corp., 8.50%, due 03/15/06                                   900,000            904,500

                                                                 PRINCIPAL
                                                                  AMOUNT              VALUE
                                                               -------------      -------------
   INSURANCE CARRIERS (6.62%)
   Markel Capital Trust, 8.71%, due 01/01/46                   $   1,000,000      $   1,054,940
   PXRE Capital Trust, 8.85%, due 02/01/27                           670,000            633,150
                                                                                  -------------
                                                                                      1,688,090

   LUMBER AND WOOD PRODUCTS (1.54%)
   Georgia-Pacific Corp., 9.875%, due 11/01/21                       225,000            236,250
   Georgia-Pacific Corp., 9.125%, due 07/01/22                       150,000            156,000
                                                                                  -------------
                                                                                        392,250

   METAL MINING (2.95%)
   Teck Cominco Ltd., 3.75%, due 07/15/06                            800,000            753,600

   PAPER AND ALLIED PRODUCTS (8.14%)
   Bowater Inc., 9.375%, due 12/15/21                                900,000            995,490
   Potlatch Corp., 12.50%, due 12/01/09                              900,000          1,079,505
                                                                                  -------------
                                                                                      2,074,995

   TRANSPORTATION -- BY AIR (11.28%)
   Continental Airlines, Inc., 7.461%, due 04/01/15                1,288,595          1,267,655
   Northwest Airlines, 7.575%, due 03/01/19                          207,427            215,206
   United Airlines, 7.783%, due 01/01/14                           1,692,636          1,394,309
                                                                                  -------------
                                                                                      2,877,170

   WATER TRANSPORTATION (3.58%)
   Windsor Petroleum Transportation, 144A, 7.84%,
    due 01/15/21                                                   1,000,000(2)         911,490
                                                                                  -------------
Total Corporate Bonds                                                                18,883,191

SHORT-TERM INVESTMENTS (18.95%)

   COMMERCIAL PAPER (3.33%)
    NONDEPOSITORY INSTITUTIONS
    ChevronTexaco Corp., 1.02%, due 01/15/04                         500,000            500,000
    General Electric Capital Corp., 1.07%, due 01/13/04              350,000            350,000
                                                                                  -------------
                                                                                        850,000

   UNITED STATES GOVERNMENT AGENCIES (13.93%)
   Federal Home Loan Bank, due 01/02/04                              400,000            399,989
   Federal Home Loan Bank, due 01/07/04                              350,000            349,940
   Federal Home Loan Bank, due 01/23/04                              475,000            474,701
   Federal Home Loan Bank, due 02/13/04                              550,000            549,323
   Federal Home Loan Mortgage Corp., due 01/27/04                    600,000            599,549
   Federal National Mortgage Assoc., due 02/09/04                  1,180,000          1,178,709
                                                                                  -------------
                                                                                      3,552,211

                                                                  SHARES
                                                                   HELD
                                                               -------------
   MONEY MARKET MUTUAL FUND (1.69%)
   Blackrock Provident Institutional Funds, T-Fund Portfolio         429,683            429,683
                                                                                  -------------
Total Short-Term Investments                                                          4,831,894
                                                                                  -------------
Total Investments (98.08%)                                                           25,007,895

                                                                                      VALUE
                                                                                  -------------
OTHER ASSETS LESS LIABILITIES (1.92%)
   Cash, receivables, prepaid expense and other assets, less
    liabilities                                                                   $     490,511
                                                                                  -------------
Total Net Assets (100.00%)                                                        $  25,498,406
                                                                                  =============

(1) Partial or no interest was received from this security on its last scheduled interest payment date.
(2) Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21. Each unit was purchased at a price of 80.500 on 08/26/1999. As of 12/31/03, the carrying value of each unit was 91.149 and represented 3.57% of total net assets.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
DECEMBER 31, 2003

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
COMMON STOCKS (65.53%)

   CHEMICALS AND ALLIED PRODUCTS (7.03%)
   Bristol-Myers Squibb Co.                                           12,300      $     351,780
   GlaxoSmithKline plc                                                 4,700            219,114
   IVAX Corp.                                                         21,500(1)         513,420
   Johnson & Johnson                                                   7,200            371,952
   KV Pharmaceutical Co.-Class A                                      12,600(1)         321,300
   Lyondell Chemical Co.                                              34,900            591,555
   Merck & Co., Inc.                                                  15,158            700,300
   Mylan Laboratories, Inc.                                           26,325            664,969
   Olin Corp.                                                         17,100            343,026
   Pfizer, Inc.                                                       17,310            611,563
                                                                                  -------------
                                                                                      4,688,979

   COMMUNICATIONS (1.01%)
   Centurytel, Inc.                                                   16,740            546,059
   Comcast Corp.-Class A                                               3,930(1)         129,179
                                                                                  -------------
                                                                                        675,238

   DEPOSITORY INSTITUTIONS (7.65%)
   AmSouth Bancorporation                                             24,800            607,600
   Associated Banc Corp.                                              15,222            649,218
   Astoria Financial Corp.                                            10,100            375,720
   FleetBoston Financial Corp.                                        20,055            875,401
   National City Corp.                                                 8,695            295,108
   U.S. Bancorp                                                       49,082          1,461,662
   Wachovia Corp.                                                      8,328            388,001
   Wilmington Trust Corp.                                             12,500            450,000
                                                                                  -------------
                                                                                      5,102,710

   ELECTRIC, GAS AND SANITARY SERVICES (8.03%)
   Alliant Energy Corp.                                               22,115            550,664
   Atmos Energy Corp.                                                 38,252            929,524
   Black Hills Corp.                                                   9,655            288,009
   Nisource, Inc.                                                     32,000            702,080
   Northwest Natural Gas Co.                                          15,800            485,850
   Pepco Holdings, Inc.                                               40,600            793,324
   Puget Energy, Inc.                                                 32,360            769,197
   Xcel Energy, Inc.                                                  49,290            836,944
                                                                                  -------------
                                                                                      5,355,592

   ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (1.58%)
   Acuity Brands, Inc.                                                33,850            873,330
   Electronic Data Systems Corp.                                       7,500            184,050
                                                                                  -------------
                                                                                      1,057,380

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
   FABRICATED METAL PRODUCTS (1.19%)
   Cooper Industries, Ltd.                                             5,521      $     319,832
   Stanley Works (The)                                                12,500            473,375
                                                                                  -------------
                                                                                        793,207

   FOOD AND KINDRED PRODUCTS (4.60%)
   ConAgra Foods, Inc.                                                49,530          1,307,097
   Sara Lee Corp.                                                     24,100            523,211
   Sensient Technologies Corp.                                        62,845          1,242,446
                                                                                  -------------
                                                                                      3,072,754

   FOOD STORES (1.09%)
   Kroger Co.                                                         14,350(1)         265,619
   Safeway, Inc.                                                      21,080(1)         461,863
                                                                                  -------------
                                                                                        727,482

   GENERAL MERCHANDISE STORES (0.54%)
   Federated Department Stores, Inc.                                   7,681            362,006

   HEALTH SERVICES (2.74%)
   Province Healthcare Co.                                            26,400(1)         422,400
   Schering-Plough Corp.                                              15,700            273,023
   Select Medical Corp.                                               24,600            400,488
   Taro Pharmaceutical Industries, Ltd.                                6,030(1)         388,935
   Universal Health Services, Inc.-Class B                             6,350            341,122
                                                                                  -------------
                                                                                      1,825,968

   HOLDING AND OTHER INVESTMENT OFFICES (2.39%)
   Highwoods Properties, Inc.                                         21,500            546,100
   MBIA, Inc.                                                          7,781            460,869
   Reckson Associates Realty Corp.-Class A                            24,260            589,518
                                                                                  -------------
                                                                                      1,596,487

   INDUSTRIAL MACHINERY & EQUIPMENT (1.28%)
   Hewlett-Packard Co.                                                 6,900            158,493
   Ingersoll-Rand Co. Ltd.-Class A                                    10,222            693,869
                                                                                  -------------
                                                                                        852,362

   INSTRUMENTS AND RELATED PRODUCTS (2.48%)
   Becton Dickinson & Co.                                             23,500            966,790
   Pall Corp.                                                         25,750            690,873
                                                                                  -------------
                                                                                      1,657,663

   INSURANCE CARRIERS (2.65%)
   Allstate Corp.                                                     15,300            658,206
   Protective Life                                                     6,200            209,808
   Safeco Corp.                                                       11,200            436,016
   WellPoint Health Networks Inc.                                      4,800(1)         465,552
                                                                                  -------------
                                                                                      1,769,582

   METAL MINING (1.40%)
   Barrick Gold Corp.                                                 41,200            935,652

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
   MISCELLANEOUS MANUFACTURING INDUSTRIES (0.08%)
   Emerson Electric Co.                                                  800      $      51,800

   OIL AND GAS EXTRACTION (3.82%)
   Burlington Resources, Inc.                                          7,500            415,350
   Occidental Petroleum Co.                                           16,500            696,960
   Offshore Logistics                                                 35,850(1)         879,042
   Rowan Companies, Inc.                                              16,700(1)         386,939
   Veritas DGC, Inc.                                                  16,400(1)         171,872
                                                                                  -------------
                                                                                      2,550,163

   PAPER AND ALLIED PRODUCTS (2.99%)
   Abitibi Consolidated, Inc.                                        133,500          1,082,685
   Glatfelter                                                         31,300            389,685
   Sonoco Products Co.                                                21,200            521,944
                                                                                  -------------
                                                                                      1,994,314

   PETROLEUM AND COAL PRODUCTS (3.74%)
   BP Amoco                                                            8,100            399,735
   ConocoPhillips                                                     21,012          1,377,756
   Marathon Oil Corp.                                                 21,800            721,362
                                                                                  -------------
                                                                                      2,498,853

   PRIMARY METAL INDUSTRIES (0.11%)
   Wolverine Tube, Inc.                                               11,400(1)          71,820

   PRINTING AND PUBLISHING (2.08%)
   Belo Corp.-Series A                                                29,600            838,864
   R.R. Donnelley & Sons Co.                                          18,100            545,715
                                                                                  -------------
                                                                                      1,384,579

   TOBACCO PRODUCTS (1.25%)
   Altria Group, Inc.                                                 15,400            838,068

   TRANSPORTATION EQUIPMENT (4.62%)
   Federal Signal Corp.                                               36,400            637,728
   Genuine Parts Co.                                                  14,700            488,040
   Honeywell International, Inc.                                      27,400            915,982
   ITT Industries, Inc.                                                5,095            378,100
   SPX Corp.                                                          11,228(1)         660,319
                                                                                  -------------
                                                                                      3,080,169

   WHOLESALE TRADE -- DURABLE GOODS (0.24%)
   Apogent Technologies, Inc.                                          7,000(1)         161,280

   WHOLESALE TRADE -- NONDURABLE GOODS (0.94%)
   Dean Foods Co.                                                     19,069(1)         626,798
                                                                                  -------------
Total Common Stocks                                                                  43,730,906

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
PREFERRED STOCKS (3.11%)

   DEPOSITORY INSTITUTIONS (0.99%)
   Taylor Capital Group, Inc.-Series A, 9.00%,                        26,000      $     657,314

   PETROLEUM AND COAL PRODUCTS (2.12%)
   Nexen, Inc.-Series 1, 9.375%, due 03/31/48                         56,000          1,416,240
                                                                                  -------------
Total Preferred Stocks                                                                2,073,554

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                               -------------
CORPORATE BONDS (2.12%)

   METAL MINING
   Teck Cominco Ltd., 3.75%, due 07/15/06                      $   1,500,000          1,413,000

MORTGAGE-BACKED SECURITIES (8.58%)

   GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION (GNMA)
   Pool # 2796, 7.00%, due 08/01/29                                  267,425            284,450
   Pool # 3040, 7.00%, due 02/01/31                                  184,708            196,394
   Pool # 3188, 6.50%, due 02/20/32                                  484,277            509,752
   Pool # 3239, 6.50%, due 05/01/32                                  711,438            748,863
   Pool # 3333, 5.50%, due 01/01/33                                  691,491            701,994
   Pool # 3403, 5.50%, due 06/01/33                                  591,200            600,180
   Pool # 3442, 5.00%, due 09/01/33                                1,488,599          1,473,787
   Pool # 3459, 5.50%, due 10/01/33                                1,193,039          1,211,161
                                                                                  -------------
Total Mortgage-Backed Securities                                                      5,726,581

SHORT-TERM INVESTMENTS (20.37%)

   COMMERCIAL PAPER (7.08%)
    NONDEPOSITORY INSTITUTIONS ( 5.13%)
    American General Finance Corp., 1.05%, due 01/26/04              525,000            525,000
    American General Finance Corp., 1.04%, due 02/06/04              675,000            675,000
    General Electric Capital Corp., 1.09%, due 01/06/04              500,000            500,000
    General Electric Capital Corp., 1.09%, due 01/21/04              875,000            875,000
    General Electric Capital Corp., 1.05%, due 02/10/04              850,000            850,000
                                                                                  -------------
                                                                                      3,425,000

    PETROLEUM AND COAL PRODUCTS (1.95%)
    ChevronTexaco Corp., 1.02%, due 01/13/04                         600,000            600,000
    ChevronTexaco Corp., 1.02%, due 01/29/04                         700,000            700,000
                                                                                  -------------
                                                                                      1,300,000
                                                                                  -------------
   Total Commercial Paper                                                             4,725,000

                                                                 PRINCIPAL
                                                                  AMOUNT              VALUE
                                                               -------------      -------------
UNITED STATES GOVERNMENT AGENCIES (11.92%)

   Federal Home Loan Bank, due 01/09/04                        $     750,000      $     749,830
   Federal Home Loan Bank, due 01/23/04                              300,000            299,813
   Federal Home Loan Bank, due 02/13/04                              600,000            599,261
   Federal Home Loan Bank, due 02/18/04                              600,000            599,232
   Federal Home Loan Bank, due 02/25/04                              900,000            898,569
   Federal Home Loan Mortgage Corp., due 03/01/04                    750,000            748,699
   Federal National Mortgage Assoc., due 01/02/04                  1,100,000          1,099,968
   Federal National Mortgage Assoc., due 01/16/04                    900,000            899,606
   Federal National Mortgage Assoc., due 02/04/04                    700,000            699,308
   Federal National Mortgage Assoc., due 02/05/04                  1,360,000          1,358,677
                                                                                  -------------
Total United States Government Agencies                                               7,952,963

                                                                 SHARES
                                                                  HELD
                                                             ---------------
   MONEY MARKET MUTUAL FUND (1.37%)
   Blackrock Provident Institutional Funds, T-Fund Portfolio         915,272            915,272
                                                                                  -------------
Total Short-Term Investments                                                         13,593,235
                                                                                  -------------
Total Investments (99.71%)                                                           66,537,276

OTHER ASSETS LESS LIABILITIES (0.29%)

   Cash, receivables, prepaid expense and other assets, less
    liabilities                                                                         195,497
                                                                                  -------------
Total Net Assets (100.00%)                                                        $  66,732,773
                                                                                  =============

(1) Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
DECEMBER 31, 2003

                                                             ANNUALIZED
                                                              YIELD ON
                                                              PURCHASE    PRINCIPAL
                                                                DATE        AMOUNT        VALUE
                                                             ----------   ----------   ------------
SHORT-TERM INVESTMENTS (97.97%)

   COMMERCIAL PAPER (15.83%)
      DEPOSITORY INSTITUTIONS (4.09%)
      State Street Corp., due 01/14/04                            1.057%  $  275,000   $    274,897

      NONDEPOSITORY INSTITUTIONS (8.77%)
      American General Finance Corp., 1.05%, due 01/12/04         1.052      300,000        300,000
      General Electric Capital Corp., 1.09%, due 02/17/04         1.093      140,000        140,000
      General Electric Capital Corp., 1.09%, due 03/01/04         1.093      150,000        150,000
                                                                                       ------------
                                                                                            590,000

      PETROLEUM AND COAL PRODUCTS (2.97%)
      ChevronTexaco Corp., 1.02%, due 01/06/04                    1.022      200,000        200,000
                                                                                       ------------
   Total Commercial Paper                                                                 1,064,897

UNITED STATES GOVERNMENT AGENCIES (82.14%)

      Federal Home Loan Bank, due 01/02/04                        1.036      200,000        199,994
      Federal Home Loan Bank, due 01/07/04                        1.036      200,000        199,966
      Federal Home Loan Bank, due 01/09/04                        1.036      200,000        199,955
      Federal Home Loan Bank, due 01/16/04                        1.037      200,000        199,915
      Federal Home Loan Bank, due 01/23/04                        1.037      150,000        149,906
      Federal Home Loan Bank, due 01/26/04                        1.046      200,000        199,857
      Federal Home Loan Bank, due 01/28/04                        1.067      142,000        141,888
      Federal Home Loan Bank, due 01/30/04                        1.027      150,000        149,878
      Federal Home Loan Bank, due 02/06/04                        1.026      150,000        149,848
      Federal Home Loan Bank, due 02/13/04                        1.037      100,000         99,878
      Federal Home Loan Bank, due 02/20/04                        0.975      275,000        274,633
      Federal Home Loan Bank, due 02/25/04                        1.057      200,000        199,682
      Federal Home Loan Bank, due 02/27/04                        0.975      275,000        274,582
      Federal Home Loan Mortgage Corp., due 01/15/04              1.036      175,000        174,930
      Federal Home Loan Mortgage Corp., due 01/20/04              1.056      150,000        149,918
      Federal Home Loan Mortgage Corp., due 01/21/04              1.027      250,000        249,859
      Federal Home Loan Mortgage Corp., due 01/27/04              1.037      175,000        174,871
      Federal Home Loan Mortgage Corp., due 02/03/04              1.015      150,000        149,862
      Federal Home Loan Mortgage Corp., due 03/12/04              1.042      125,000        124,747
      Federal Home Loan Mortgage Corp., due 03/15/04              1.016      150,000        149,692
      Federal Home Loan Mortgage Corp., due 03/18/04              1.042      150,000        149,671
      Federal National Mortgage Assoc., due 01/29/04              1.046      275,000        274,780
      Federal National Mortgage Assoc., due 02/04/04              1.062      200,000        199,802
      Federal National Mortgage Assoc., due 02/05/04              1.015      225,000        224,781
      Federal National Mortgage Assoc., due 02/09/04              1.025      240,000        239,737
      Federal National Mortgage Assoc., due 02/11/04              1.062      200,000        199,762
      Federal National Mortgage Assoc., due 03/03/04              1.078      275,000        274,498
      Federal National Mortgage Assoc., due 03/05/04              1.031      150,000        149,729
      Federal National Mortgage Assoc., due 03/17/04              1.042      200,000        199,567
                                                                                       ------------
                                                                                          5,526,188
                                                                                       ------------
Total Short-Term Investments                                                              6,591,085

                                                                                          VALUE
                                                                                       ------------
OTHER ASSETS LESS LIABILITIES (2.03%)

      Cash, receivables, prepaid expense and other assets, less
       liabilities                                                                     $    136,467
                                                                                       ------------
Total Net Assets (100.00%)                                                             $  6,727,552
                                                                                       ============

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
December 31, 2003

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
COMMON STOCKS (93.76%)

   BUSINESS SERVICES (3.88%)
   Microsoft Corp.                                                    84,480      $   2,326,579
   Oracle Corp.                                                       58,314(1)         769,745
                                                                                  -------------
                                                                                      3,096,324

   CHEMICALS AND ALLIED PRODUCTS (15.94%)
   Abbott Laboratories                                                25,260          1,177,116
   Amgen, Inc.                                                        18,200(1)       1,124,760
   Bristol-Myers Squibb Co.                                           36,063          1,031,402
   Dow Chemical Co.                                                   10,720            445,630
   E.I. du Pont de Nemours & Co.                                      16,081            737,957
   Johnson & Johnson                                                  43,580          2,251,343
   Eli Lilly & Co.                                                    18,022          1,267,487
   Merck & Co., Inc.                                                  28,928          1,336,474
   Pfizer, Inc.                                                       36,882          1,303,041
   Procter & Gamble Co.                                               20,521          2,049,637
                                                                                  -------------
                                                                                     12,724,847

   COMMUNICATIONS (5.15%)
   AT&T Corp.                                                          9,732            197,560
   Comcast Corp.-Class A                                              22,486(1)         739,115
   SBC Communications, Inc.                                           35,565            927,180
   Verizon Communications                                             32,907          1,154,378
   Viacom, Inc.-Class B                                               24,668          1,094,766
                                                                                  -------------
                                                                                      4,112,999

   DEPOSITORY INSTITUTIONS (10.51%)
   Bank of America                                                    23,298          1,873,858
   Citigroup, Inc.                                                    49,326          2,394,284
   J. P. Morgan Chase & Co.                                           47,270          1,736,227
   Wachovia Corp.                                                     25,980          1,210,408
   Wells Fargo Co.                                                    19,900          1,171,911
                                                                                  -------------
                                                                                      8,386,688

   EATING AND DRINKING PLACES (1.61%)
   McDonald's Corp.                                                   51,752          1,285,002

   ELECTRIC, GAS AND SANITARY SERVICES (2.77%)
   Dominion Resources, Inc.                                           11,600            740,428
   Exelon Corp.                                                       12,300            816,228
   Southern Co.                                                       21,650            654,913
                                                                                  -------------
                                                                                      2,211,569

   ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (7.54%)
   Applied Materials, Inc.                                            24,000(1)         538,800
   General Electric Co.                                               73,576          2,279,385
   Intel Corp.                                                        58,206          1,874,233
   Motorola, Inc.                                                     37,949            533,942
   Texas Instruments, Inc.                                            27,001            793,289
                                                                                  -------------
                                                                                      6,019,649

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
   FOOD AND KINDRED PRODUCTS (3.34%)
   Anheuser Busch Companies, Inc.                                     11,432      $     602,238
   Coca-Cola Co. (The).                                               26,389          1,339,242
   PepsiCo, Inc.                                                      15,518            723,449
                                                                                  -------------
                                                                                      2,664,929

   FORESTRY (0.51%)
   Weyerhaeuser Co.                                                    6,400            409,600

   GENERAL MERCHANDISE STORES (2.83%)
   Wal-Mart Stores, Inc.                                              42,623          2,261,150

   INDUSTRIAL MACHINERY AND EQUIPMENT (10.13%)
   3M Co.                                                             17,808          1,514,214
   Caterpillar, Inc.                                                  14,307          1,187,767
   Cisco Systems, Inc.                                                62,268(1)       1,512,490
   Dell Inc.                                                          31,210(1)       1,059,892
   EMC Corp.                                                          38,068(1)         491,839
   Hewlett-Packard Co.                                                41,279            948,179
   International Business Machines Corp.                              14,821          1,373,610
                                                                                  -------------
                                                                                      8,087,991

   INSTRUMENTS AND RELATED PRODUCTS (0.49%)
   Eastman Kodak Co.                                                  15,278            392,186

   INSURANCE CARRIERS (3.15%)
   American International Group, Inc.                                 37,964          2,516,254

   LUMBER AND WOOD PRODUCTS (1.15%)
   Home Depot, Inc.                                                   25,913            919,652

   MOTION PICTURES (2.21%)
   Disney (Walt) Co.                                                  36,832            859,290
   Time Warner, Inc.                                                  50,502(1)         908,531
                                                                                  -------------
                                                                                      1,767,821

   NONDEPOSITORY INSTITUTIONS (1.35%)
   Federal National Mortgage Assoc.                                   14,400          1,080,864

   PAPER AND ALLIED PRODUCTS (0.94%)
   International Paper Co.                                            17,317            746,536

   PETROLEUM AND COAL PRODUCTS (5.72%)
   ChevronTexaco Corp.                                                19,700          1,701,883
   Exxon Mobil Corp.                                                  69,771          2,860,611
                                                                                  -------------
                                                                                      4,562,494

   PRIMARY METAL INDUSTRIES (1.47%)
   Alcoa, Inc.                                                        30,898          1,174,124

                                                                  SHARES
                                                                   HELD               VALUE
                                                               -------------      -------------
   SECURITY AND COMMODITY BROKERS (3.19%)
   American Express Co.                                               52,797      $   2,546,399

   TOBACCO PRODUCTS (2.66%)
   Altria Group, Inc.                                                 38,965          2,120,475

   TRANSPORTATION EQUIPMENT (7.22%)
   Boeing Co. (The)                                                   32,082          1,351,935
   General Motors Corp.                                               16,700            891,780
   Honeywell International, Inc.                                      38,024          1,271,142
   United Technologies Corp.                                          23,701          2,246,144
                                                                                  -------------
                                                                                      5,761,001
                                                                                  -------------
Total Common Stocks                                                                  74,848,554

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                               -------------
SHORT-TERM INVESTMENTS (6.13%)

   COMMERCIAL PAPER (2.63%)
    NONDEPOSITORY INSTITUTIONS
    American General Finance Corp., 1.05%, due 01/14/04        $     650,000            650,000
    General Electric Capital Corp., 1.08%, due 01/14/04              950,000            950,000
    General Electric Capital Corp., 1.09%, due 01/21/04              500,000            500,000
                                                                                  -------------
                                                                                      2,100,000

   UNITED STATES GOVERNMENT AGENCIES (2.56%)
   Federal Home Loan Bank, due 01/07/04                            1,000,000            999,830
   Federal National Mortgage Assoc., due 01/28/04                    600,000            599,531
   Federal National Mortgage Assoc., due 02/18/04                    450,000            449,379
                                                                                  -------------
                                                                                      2,048,740

                                                                  SHARES
                                                                   HELD
                                                               -------------
   MONEY MARKET MUTUAL FUND (0.94%)
   Blackrock Provident Institutional Funds, T-Fund Portfolio         748,665            748,665
                                                                                  -------------
Total Short-Term Investments                                                          4,897,405
                                                                                  -------------
Total Investments (99.89%)                                                           79,745,959

OTHER ASSETS LESS LIABILITIES (0.11%)

   Cash, receivables, prepaid expense and other assets, less
    liabilities                                                                          86,131
                                                                                  -------------
Total Net Assets (100.00%)                                                        $  79,832,090
                                                                                  =============

(1) Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     EquiTrust Variable Insurance Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end diversified management investment company and operates in the mutual fund industry. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios). Shares of the Fund are sold only to certain life insurance companies' separate accounts to fund the benefits under variable insurance contracts issued by such life insurance companies, including Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company (see Note 3).

SECURITY VALUATION

     All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. If the mean is not available, exchange-traded securities are valued using the prior day's closing prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available, or holdings where liquidation at quoted market prices is questionable, are valued at fair value as determined in good faith by the Fund's Board of Trustees. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market.

     The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

INCOME AND INVESTMENT TRANSACTIONS

     For financial reporting purposes, investment transactions are recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividend income is recorded on the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     On each day that the net asset value per share is calculated in the High Grade Bond, Strategic Yield and Money Market Portfolios, that Portfolio's net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the High Grade Bond and Strategic Yield Portfolios, any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually. Dividends and distributions of the other portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for certain defaulted securities, and basis adjustments resulting from corporate reorganizations. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. During the year ended December 31, 2003, there were no permanent adjustments reflected in the statements of assets and liabilities.

     Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as returns of capital distributions.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   FEDERAL INCOME TAXES

     No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

     As of December 31, 2003, the following Portfolios had approximate net capital loss carryforwards set forth below:

                                                                    PORTFOLIO
                                            ---------------------------------------------------------
                                               VALUE        STRATEGIC                        BLUE
NET CAPITAL LOSS CARRYFORWARDS EXPIRE IN:      GROWTH         YIELD         MANAGED          CHIP
-----------------------------------------   ------------   ------------   ------------   ------------
2006                                        $  5,710,000   $         --   $         --   $         --
2007                                                  --          9,000             --             --
2008                                           2,848,000         14,000      1,486,000             --
2010                                                  --      1,814,000             --      1,786,000
2011                                                  --        571,000             --      4,672,000
                                            ------------   ------------   ------------   ------------
                                            $  8,558,000   $  2,408,000   $  1,486,000   $  6,458,000
                                            ============   ============   ============   ============

     As of December 31, 2003, the Strategic Yield Portfolio had post-October capital losses of $2,383 that were deferred to the first day of the next fiscal year.

3.   MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

     The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. ("EquiTrust Investment") relating to the management of the portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth Portfolio -- 0.45%; High Grade Bond Portfolio -- 0.30%; Strategic Yield Portfolio -- 0.45%; Managed Portfolio -- 0.45%; Money Market Portfolio -- 0.25% ; and Blue Chip Portfolio -- 0.20% and (2) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000.

     The Fund entered into an agreement with EquiTrust Investment whereby EquiTrust Investment also serves as the principal underwriter and distributor of the Fund's shares and as the Fund's shareholder service, transfer and dividend disbursing agent. Effective December 1, 2003, EquiTrust Marketing Services, LLC began serving as the principal underwriter and distributor. There are no fees paid by the Fund associated with these services.

     EquiTrust Investment has agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fee paid by the portfolio for such period. During the year ended December 31, 2003, EquiTrust Investment further agreed to reimburse any portfolio, to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. As of December 31, 2003, the Strategic Yield Portfolio had $334 due from EquiTrust Investment for the reimbursement of expenses.

     Certain officers and trustees of the Fund are also officers of EquiTrust Investment, Farm Bureau Life Insurance Company and other affiliated entities. As of December 31, 2003, the total number of the shares of each portfolio owned by Farm Bureau Life Insurance Company, EquiTrust Life Insurance Company and related separate accounts are as follows:

          PORTFOLIO                                     SHARES
          ---------                                    ---------
          Value Growth                                 4,481,561
          High Grade Bond                              2,537,624
          Strategic Yield                              2,770,048
          Managed                                      4,510,311
          Money Market                                 6,288,068
          Blue Chip                                    2,360,589

4.   EXPENSE OFFSET ARRANGEMENTS

     The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the funds' cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.

5.   CAPITAL SHARE TRANSACTIONS

     The Fund has an unlimited number of shares of beneficial interest authorized with no par value. Net assets as of December 31, 2003, consisted of the following for financial reporting purposes:

                                                                        PORTFOLIO
                               -------------------------------------------------------------------------------------------
                                   VALUE        HIGH GRADE      STRATEGIC                        MONEY           BLUE
                                  GROWTH           BOND           YIELD          MANAGED         MARKET          CHIP
                               -------------   -------------  -------------   -------------   -------------  -------------
Paid-in capital                $  56,239,109   $  25,670,573  $  26,973,206   $  57,568,798   $   6,727,552  $  74,032,381
Accumulated undistributed net
 investment income                   563,058              --             --       1,367,844              --      1,194,008
Accumulated undistributed net
 realized gain (loss) from
 investment transactions          (8,600,247)         70,428     (2,410,680)     (1,567,103)             --     (6,457,859)
Net unrealized appreciation
 of investments                    4,610,487         918,231        935,880       9,363,234              --     11,063,560
                               -------------   -------------  -------------   -------------   -------------  -------------
Net Assets                     $  52,812,407   $  26,659,232  $  25,498,406   $  66,732,773   $   6,727,552  $  79,832,090
                               =============   =============  =============   =============   =============  =============

     As of December 31, 2003, the components of accumulated earnings (deficit) and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities, except as follows:

                                                                PORTFOLIO
                                             -----------------------------------------------
                                                VALUE           STRATEGIC
                                                GROWTH            YIELD           MANAGED
                                             -------------    -------------    -------------
            Undistributed ordinary income    $     563,058    $      17,670    $   1,367,844
            Accumulated capital and other
             losses                             (8,557,751)      (2,410,680)      (1,485,644)
            Net unrealized appreciation
             (depreciation) of investments       4,567,991          935,880        9,281,775
            Other timing differences                    --          (17,670)              --
                                             -------------    -------------    -------------
            Total accumulated earnings
             (deficit)                       $  (3,426,702)   $  (1,474,800)   $   9,163,975
                                             =============    =============    =============

     During 2002, the Value Growth and Managed Portfolios held securities in companies that completed corporate inversions. These events resulted in realized capital gains for these investments being recognized for tax but not for book purposes. As of December 31, 2003, unrealized depreciation and accumulated capital gains book and tax differences related to corporate inversions were $42,496 for the Value Growth Portfolio and $81,459 for the Managed Portfolio. Additionally, the Strategic Yield Portfolio held defaulted securities which had accrued interest in the amount of $17,670 for tax purposes and not for financial reporting purposes.

     Transactions in shares of beneficial interest for each portfolio were as follows:

                                                          SHARES ISSUED IN
                                                           REINVESTMENT OF
                                                            DIVIDENDS AND                                       NET INCREASE
                                     SHARES SOLD            DISTRIBUTIONS          SHARES REDEEMED               (DECREASE)
                               ------------------------  --------------------  ------------------------  --------------------------
PORTFOLIO                        SHARES       AMOUNT     SHARES     AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT
---------                      ----------  ------------  -------  -----------  ----------  ------------  ------------   -----------
Year ended December 31, 2003:
  Value Growth                    257,935  $  2,576,305   70,078  $   632,800     320,621  $  3,122,025         7,392   $    87,080
  High Grade Bond                 428,153     4,432,359  126,995    1,316,514     401,456     4,159,389       153,692     1,589,484
  Strategic Yield                 298,163     2,649,915  186,889    1,663,360     252,088     2,238,075       232,964     2,075,200
  Managed                         326,436     4,283,785  124,058    1,494,900     329,695     4,180,363       120,799     1,598,322
  Money Market                 20,443,151    20,443,151   26,348       26,348  21,891,488    21,891,488    (1,421,989)   (1,421,989)
  Blue Chip                       172,893     5,107,154   39,362    1,066,311     179,712     5,119,651        32,543     1,053,814

Year ended December 31, 2002:
  Value Growth                    313,599  $  3,060,299   79,813  $   815,691     293,302  $  2,780,200       100,110   $ 1,095,790
  High Grade Bond                 629,420     6,433,056  109,184    1,119,460     209,026     2,140,588       529,578     5,411,928
  Strategic Yield                 387,871     3,430,716  173,173    1,525,246     270,103     2,363,471       290,941     2,592,491
  Managed                         446,596     5,652,393  143,639    1,801,236     317,632     3,905,338       272,603     3,548,291
  Money Market                 23,190,009    23,190,009   74,993       74,993  24,435,623    24,435,623    (1,170,621)   (1,170,621)
  Blue Chip                       193,377     5,860,594   34,889    1,156,568     205,739     6,055,865        22,527       961,297

6. INVESTMENT TRANSACTIONS

     For the year ended December 31, 2003, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

        PORTFOLIO                                 PURCHASES         SALES
        ---------                               -------------    ------------
        Value Growth                            $   7,133,363    $  6,409,491
        High Grade Bond                               854,266         954,830
        Strategic Yield                             6,535,235       9,025,712
        Managed                                     8,051,869       9,550,729
        Blue Chip                                  10,955,298      11,438,275

     The basis of the Fund's investments in securities and the net unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes as of December 31, 2003, by portfolio, were composed of the following:

                                                                            NET UNREALIZED
                            TAX COST OF           GROSS UNREALIZED           APPRECIATION
                            INVESTMENTS     ---------------------------     (DEPRECIATION)
PORTFOLIO                  IN SECURITIES    APPRECIATION    DEPRECIATION    OF INVESTMENTS
---------                  -------------    ------------    ------------    --------------
Value Growth               $  48,180,164    $  9,054,233    $  4,486,242     $   4,567,991
High Grade Bond               25,450,628         959,295          41,064           918,231
Strategic Yield               24,072,015       1,377,271         441,391           935,880
Managed                       57,255,501      10,538,726       1,256,951         9,281,775
Blue Chip                     68,682,399      18,549,185       7,485,625        11,063,560

     The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments' carrying value.

7.   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

                                                          PORTFOLIO
                                              ----------------------------------
                                                HIGH
                                                GRADE      STRATEGIC    MONEY
            PAYABLE DATE                        BOND         YIELD      MARKET
            ------------                      ---------    ---------   ---------
            January 31, 2003                  $  0.0356    $  0.0553   $  0.0006
            February 28, 2003                    0.0357       0.0616      0.0005
            March 31, 2003                       0.0451       0.0623      0.0005
            April 30, 2003                       0.0342       0.0487      0.0005
            May 30, 2003                         0.0323       0.0490      0.0005
            June 30, 2003                        0.0471       0.0633      0.0005
            July 31, 2003                        0.0374       0.0403      0.0004
            August 29, 2003                      0.0347       0.0486      0.0003
            September 30, 2003                   0.0482       0.0447      0.0004
            October 31, 2003                     0.0356       0.0491      0.0003
            November 28, 2003                    0.0336       0.0454      0.0003
            December 31, 2003                    0.0477       0.0609      0.0005
                                              ---------    ---------   ---------
            Total dividends per share         $  0.4672    $  0.6292   $  0.0053
                                              =========    =========   =========

     None of the ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the High Grade Bond, Strategic Yield and Money Market Portfolios.

     In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the period ended December 31, 2003 for the following portfolios:

ORDINARY INCOME DIVIDENDS:

                                                                        DIVIDEND        PERCENT
                                                                         AMOUNT     QUALIFYING FOR
                                      DECLARATION   RECORD    PAYABLE      PER       DEDUCTIONS BY
PORTFOLIO                                DATE        DATE      DATE       SHARE      CORPORATIONS
---------                             -----------   -------   -------   ---------   --------------
Value Growth                            1/22/03     1/22/03   1/23/03   $  0.1411        100%
Managed                                 1/22/03     1/22/03   1/23/03      0.3387         67%
Blue Chip                               1/22/03     1/22/03   1/23/03      0.4549        100%

CAPITAL GAINS DISTRIBUTIONS:

                                      DECLARATION   RECORD    PAYABLE    AMOUNT
PORTFOLIO                                DATE        DATE      DATE     PER SHARE
---------                             -----------   -------   -------   ---------
High Grade                              1/22/03     1/22/03   1/23/03   $  0.0521

     The federal income tax character of dividends and distributions to shareholders during 2003 and 2002 was the same for financial reporting purposes.

                 (This page has been left blank intentionally.)

EQUITRUST VARIABLE INSURANCE SERIES FUND
FINANCIAL HIGHLIGHTS
YEARS ENDED DECEMBER 31, 2003, 2002, 2001, 2000 AND 1999

                                                                                 VALUE GROWTH
                                                                                  PORTFOLIO
                                                         -------------------------------------------------------------
                                                           2003         2002         2001         2000         1999
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period                     $    9.14    $   10.39    $    9.92    $    8.69    $    9.50
   Income From Investment Operations
    Net investment income                                     0.12         0.14         0.18         0.22         0.18
    Net gains (losses) on securities
      (both realized and unrealized)                          2.64        (1.20)        0.50         1.20        (0.77)
                                                         ---------    ---------    ---------    ---------    ---------
   Total from investment operations                           2.76        (1.06)        0.68         1.42        (0.59)
                                                         ---------    ---------    ---------    ---------    ---------
   Less Distributions
    Dividends (from net investment income)                   (0.14)       (0.19)       (0.21)       (0.19)       (0.22)
    Distributions (from capital gains)                          --           --           --           --           --
    Distributions in excess of net realized gains               --           --           --           --           --
                                                         ---------    ---------    ---------    ---------    ---------
   Total distributions                                       (0.14)       (0.19)       (0.21)       (0.19)       (0.22)
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                           $   11.76    $    9.14    $   10.39    $    9.92    $    8.69
                                                         =========    =========    =========    =========    =========
Total Return:
   Total investment return based on net asset value (1)      30.68%      (10.43)%       6.98%       16.71%       (6.34)%

Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)             $  52,812    $  40,953    $  45,522    $  40,173    $  40,848
   Ratio of total expenses to average net assets              0.63%        0.59%        0.57%        0.57%        0.57%
   Ratio of net expenses to average net assets                0.63%        0.59%        0.57%        0.56%        0.57%
   Ratio of net investment income to average net assets       1.26%        1.46%        1.89%        2.34%        1.91%
   Portfolio turnover rate                                      17%          15%          40%          78%         152%

----------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

SEE ACCOMPANYING NOTES.

                                                                                     HIGH
                                                                                  GRADE BOND
                                                                                  PORTFOLIO
                                                         -------------------------------------------------------------
                                                           2003         2002         2001         2000         1999
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period                     $   10.39    $   10.08    $    9.82    $    9.49    $   10.19
   Income From Investment Operations
    Net investment income                                     0.47         0.50         0.62         0.67         0.62
    Net gains (losses) on securities
      (both realized and unrealized)                          0.08         0.32         0.26         0.34        (0.67)
                                                         ---------    ---------    ---------    ---------    ---------
   Total from investment operations                           0.55         0.82         0.88         1.01        (0.05)
                                                         ---------    ---------    ---------    ---------    ---------
   Less Distributions
    Dividends (from net investment income)                   (0.47)       (0.50)       (0.62)       (0.67)       (0.62)
    Distributions (from capital gains)                       (0.05)       (0.01)          --        (0.01)       (0.03)
    Distributions in excess of net realized gains               --           --           --           --           --
                                                         ---------    ---------    ---------    ---------    ---------
   Total distributions                                       (0.52)       (0.51)       (0.62)       (0.68)       (0.65)
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                           $   10.42    $   10.39    $   10.08    $    9.82    $    9.49
                                                         =========    =========    =========    =========    =========
Total Return:
   Total investment return based on net asset value (1)       5.43%        8.37%        9.10%       11.14%       (0.46)%

Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)             $  26,659    $  24,984    $  18,908    $  13,934    $  13,638
   Ratio of total expenses to average net assets              0.49%        0.46%        0.45%        0.45%        0.48%
   Ratio of net expenses to average net assets                0.49%        0.46%        0.45%        0.45%        0.47%
   Ratio of net investment income to average net assets       4.51%        4.92%        6.10%        7.03%        6.34%
   Portfolio turnover rate                                      28%          22%          17%           7%          24%

                                                                                   STRATEGIC
                                                                                     YIELD
                                                                                   PORTFOLIO
                                                         -------------------------------------------------------------
                                                           2003         2002         2001         2000         1999
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period                     $    8.75    $    8.90    $    8.82    $    9.30    $   10.17
   Income From Investment Operations
    Net investment income                                     0.63         0.62         0.73         0.75         0.74
    Net gains (losses) on securities
      (both realized and unrealized)                          0.38        (0.15)        0.08        (0.48)       (0.81)
                                                         ---------    ---------    ---------    ---------    ---------
   Total from investment operations                           1.01         0.47         0.81         0.27        (0.07)
                                                         ---------    ---------    ---------    ---------    ---------
   Less Distributions
    Dividends (from net investment income)                   (0.63)       (0.62)       (0.73)       (0.75)       (0.74)
    Distributions (from capital gains)                          --           --           --           --           --
    Distributions in excess of net realized gains               --           --           --           --        (0.06)
                                                         ---------    ---------    ---------    ---------    ---------
   Total distributions                                       (0.63)       (0.62)       (0.73)       (0.75)       (0.80)
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                           $    9.13    $    8.75    $    8.90    $    8.82    $    9.30
                                                         =========    =========    =========    =========    =========
Total Return:
   Total investment return based on net asset value (1)      11.97%        5.43%        9.22%        3.05%       (0.75)%

Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)             $  25,498    $  22,395    $  20,182    $  16,410    $  17,752
   Ratio of total expenses to average net assets              0.65%        0.61%        0.59%        0.59%        0.60%
   Ratio of net expenses to average net assets                0.65%        0.61%        0.59%        0.58%        0.59%
   Ratio of net investment income to average net assets       7.07%        7.04%        7.93%        8.30%        7.62%
   Portfolio turnover rate                                      32%          34%          33%           3%          27%

                                                                                    MANAGED
                                                                                   PORTFOLIO
                                                         -------------------------------------------------------------
                                                           2003         2002         2001         2000         1999
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period                     $   12.34    $   13.00    $   12.58    $   10.54    $   11.45
   Income From Investment Operations
    Net investment income                                     0.30         0.34         0.44         0.59         0.64
    Net gains (losses) on securities
      (both realized and unrealized)                          2.43        (0.57)        0.55         2.11        (1.02)
                                                         ---------    ---------    ---------    ---------    ---------
   Total from investment operations                           2.73        (0.23)        0.99         2.70        (0.38)
                                                         ---------    ---------    ---------    ---------    ---------
   Less Distributions
    Dividends (from net investment income)                   (0.34)       (0.43)       (0.57)       (0.66)       (0.53)
    Distributions (from capital gains)                          --           --           --           --           --
    Distributions in excess of net realized gains               --           --           --           --           --
                                                         ---------    ---------    ---------    ---------    ---------
   Total distributions                                       (0.34)       (0.43)       (0.57)       (0.66)       (0.53)
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                           $   14.73    $   12.34    $   13.00    $   12.58    $   10.54
                                                         =========    =========    =========    =========    =========
Total Return:
   Total investment return based on net asset value (1)      22.72%       (1.80)%       8.12%       27.39%       (3.45)%

Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)             $  66,733    $  54,428    $  53,795    $  48,012    $  47,829
   Ratio of total expenses to average net assets              0.62%        0.58%        0.56%        0.56%        0.56%
   Ratio of net expenses to average net assets                0.62%        0.58%        0.56%        0.55%        0.56%
   Ratio of net investment income to average net assets       2.35%        2.73%        3.47%        4.96%        5.28%
   Portfolio turnover rate                                      24%          18%          40%          85%          43%

                                                                                 MONEY MARKET
                                                                                   PORTFOLIO
                                                         -------------------------------------------------------------
                                                           2003         2002         2001         2000         1999
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period                     $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
   Income From Investment Operations
    Net investment income                                     0.01         0.01         0.03         0.06         0.04
    Net gains (losses) on securities
      (both realized and unrealized)                            --           --           --           --           --
                                                         ---------    ---------    ---------    ---------    ---------
   Total from investment operations                           0.01         0.01         0.03         0.06         0.04
                                                         ---------    ---------    ---------    ---------    ---------
   Less Distributions
    Dividends (from net investment income)                   (0.01)       (0.01)       (0.03)       (0.06)       (0.04)
    Distributions (from capital gains)                          --           --           --           --           --
    Distributions in excess of net realized gains               --           --           --           --           --
                                                         ---------    ---------    ---------    ---------    ---------
   Total distributions                                       (0.01)       (0.01)       (0.03)       (0.06)       (0.04)
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                           $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                         =========    =========    =========    =========    =========
Total Return:
   Total investment return based on net asset value (1)       0.52%        1.16%        3.51%        5.85%        4.53%

Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)             $   6,728    $   8,150    $   9,320    $   7,233    $   6,609
   Ratio of total expenses to average net assets              0.59%        0.52%        0.50%        0.50%        0.55%
   Ratio of net expenses to average net assets                0.59%        0.52%        0.48%        0.48%        0.54%
   Ratio of net investment income to average net assets       0.53%        1.16%        3.41%        5.74%        4.49%
   Portfolio turnover rate                                      --           --           --           --           --

                                                                                   BLUE CHIP
                                                                                   PORTFOLIO
                                                         -------------------------------------------------------------
                                                           2003         2002         2001         2000         1999
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period                     $   27.22    $   34.14    $   39.29    $   43.98    $   36.87
   Income From Investment Operations
    Net investment income                                     0.50         0.46         0.50         0.56         0.54
    Net gains (losses) on securities
      (both realized and unrealized)                          6.38        (6.88)       (4.83)       (4.26)        7.06
                                                         ---------    ---------    ---------    ---------    ---------
   Total from investment operations                           6.88        (6.42)       (4.33)       (3.70)        7.60
                                                         ---------    ---------    ---------    ---------    ---------
   Less Distributions
    Dividends (from net investment income)                   (0.45)       (0.50)       (0.56)       (0.53)       (0.49)
    Distributions (from capital gains)                          --           --        (0.26)       (0.46)          --
    Distributions in excess of net realized gains               --           --           --           --           --
                                                         ---------    ---------    ---------    ---------    ---------
   Total distributions                                       (0.45)       (0.50)       (0.82)       (0.99)       (0.49)
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                           $   33.65    $   27.22    $   34.14    $   39.29    $   43.98
                                                         =========    =========    =========    =========    =========
Total Return:
   Total investment return based on net asset value (1)      25.70%      (19.07)%     (11.28)%      (8.52)%      20.85%

Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)             $  79,832    $  63,699    $  79,124    $  87,118    $  86,849
   Ratio of total expenses to average net assets              0.36%        0.31%        0.28%        0.27%        0.30%
   Ratio of net expenses to average net assets                0.36%        0.31%        0.28%        0.27%        0.30%
   Ratio of net investment income to average net assets       1.72%        1.50%        1.42%        1.39%        1.43%
   Portfolio turnover rate                                      17%           0%           0%          13%           5%

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
EquiTrust Variable Insurance Series Fund

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Variable Insurance Series Fund [comprised of the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios] as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Variable Insurance Series Fund at December 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                        /s/ Ernst & Young LLP

Des Moines, Iowa
January 19, 2004

OFFICERS AND TRUSTEES

                                          TERM OF                                NUMBER OF
                                          OFFICE &                               PORTFOLIOS IN
                                          LENGTH                                 FUND COMPLEX
                        POSITION(S) HELD  OF TIME     PRINCIPAL OCCUPATION(S)    OVERSEEN BY
NAME, ADDRESS AND AGE   WITH FUND         SERVED(1)   DURING PAST FIVE YEARS     TRUSTEE        OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
AND OFFICERS(2)

Craig A.Lang (52)       President and     Since 2002  Dairy Farmer; Chairman          13        None
                        Trustee                       and Director, FBL
                                                      Financial Group, Inc.;
                                                      President and Director,
                                                      Iowa Farm Bureau
                                                      Federation and other
                                                      affiliates of the
                                                      foregoing; Director,
                                                      Western Agricultural
                                                      Insurance Company and
                                                      other affiliates of the
                                                      foregoing; Member,
                                                      Growmark, Inc.
                                                      Coordinating Committee
                                                      and American Farm Bureau
                                                      Federation Board of
                                                      Directors; past member,
                                                      Cattlemens Beef Board

William J. Oddy (59)    Vice President    Since 1981  Chief Executive Officer         13        Director, American Equity Investment
                        and Trustee                   and Management Director,                  Life Insurance Company, Berthel
                                                      FBL Financial Group,                      Fisher & Company, Inc. and Berthel
                                                      Inc.; Chief Executive                     Fisher & Company Financial Services,
                                                      Officer, Farm Bureau Life                 Inc.
                                                      Insurance Company and
                                                      other affiliates of the
                                                      foregoing; Chief
                                                      Executive Officer and
                                                      Director, EquiTrust Life
                                                      Insurance Company and
                                                      other affiliates of the
                                                      foregoing, and RIK, Inc.;
                                                      Chief Executive Officer
                                                      and Manager, EquiTrust
                                                      Marketing Services, LLC;
                                                      Chief Executive Officer
                                                      and Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc.; Vice
                                                      President and Director,
                                                      EquiTrust Series Fund,
                                                      Inc. and EquiTrust Money
                                                      Market Fund, Inc.;
                                                      President and Director,
                                                      FBL Real Estate Ventures,
                                                      Ltd.

James W. Noyce (48)     Chief Financial   Since 1996  Chief Financial Officer         N/A       N/A
                        Officer and                   and Chief Administrative
                        Treasurer                     Officer, FBL Financial
                                                      Group, Inc. and other
                                                      affiliates of the
                                                      foregoing; Chief
                                                      Financial Officer, Chief
                                                      Administrative Officer,
                                                      Treasurer and Manager,
                                                      EquiTrust Marketing
                                                      Services, LLC; Vice
                                                      President, Treasurer and
                                                      Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc. and other
                                                      affiliates of the
                                                      foregoing; President,
                                                      Treasurer and Director,
                                                      FBL Leasing Services,
                                                      Inc.; Chief Executive
                                                      Officer, Chief Financial
                                                      Officer and Chief
                                                      Administrative Officer,
                                                      Western Computer
                                                      Services, Inc.; Chief
                                                      Financial Officer and
                                                      Treasurer, EquiTrust
                                                      Series Fund, Inc. and
                                                      EquiTrust Money Market
                                                      Fund, Inc.

Dennis M. Marker (52)   Chief Executive   Since 1982  Vice President-Investment       N/A       N/A
                        Officer                       Administration, FBL
                                                      Financial Group, Inc. and
                                                      other affiliates of the
                                                      foregoing; President and
                                                      Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc.; Vice
                                                      President-Investment
                                                      Administration and
                                                      Manager, EquiTrust
                                                      Marketing Services, LLC;
                                                      Chief Executive Officer,
                                                      EquiTrust Series Fund,
                                                      Inc. and EquiTrust Money
                                                      Market Fund, Inc.; Vice
                                                      President and Director,
                                                      FBL Leasing Services,
                                                      Inc.

Stephen M. Morain (58)  Senior Vice       Since 1982  General Counsel and             N/A       N/A
                        President and                 Assistant Secretary, Iowa
                        General Counsel               Farm Bureau Federation;
                                                      General Counsel,
                                                      Secretary and Director,
                                                      Farm Bureau Management
                                                      Corporation; Senior Vice
                                                      President and General
                                                      Counsel, FBL Financial
                                                      Group, Inc. and other
                                                      affiliates of the
                                                      foregoing; Senior Vice
                                                      President, General
                                                      Counsel and Manager,
                                                      EquiTrust Marketing
                                                      Services, LLC; Senior
                                                      Vice President, General
                                                      Counsel and Director,
                                                      EquiTrust Investment
                                                      Management Services, Inc.

JoAnn Rumelhart (50)    Executive Vice    Since 2000  Executive Vice President        N/A       N/A
                        President                     and General Manager-Life
                                                      Cos., FBL Financial
                                                      Group, Inc.; Executive
                                                      Vice President and
                                                      General Manager, Farm
                                                      Bureau Life Insurance
                                                      Company and other
                                                      affiliates of the
                                                      foregoing; Executive Vice
                                                      President and Director,
                                                      EquiTrust Investment
                                                      Management Services,
                                                      Inc.; Executive Vice
                                                      President and Manager,
                                                      Equitrust Marketing
                                                      Services, LLC; Executive
                                                      Vice President, EquiTrust
                                                      Series Fund, Inc. and
                                                      EquiTrust Money Market
                                                      Fund, Inc.

                                          TERM OF                                NUMBER OF
                                          OFFICE &                               PORTFOLIOS IN
                                          LENGTH                                 FUND COMPLEX
                        POSITION(S) HELD  OF TIME     PRINCIPAL OCCUPATION(S)    OVERSEEN BY
NAME, ADDRESS AND AGE   WITH FUND         SERVED(1)   DURING PAST FIVE YEARS     TRUSTEE        OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John M. Paule (47)      Chief Marketing   Since 2000  Chief Marketing Officer,       N/A        N/A
                        Officer                       FBL Financial Group, Inc.
                                                      and other affiliates of
                                                      the foregoing; Chief
                                                      Marketing Officer and
                                                      Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc.; Chief
                                                      Marketing Officer and
                                                      Manager, EquiTrust
                                                      Marketing Services, LLC.

Lou Ann Sandburg (55)   Vice President-   Since 1999  Vice President-Investments      N/A       N/A
                        Investments and               and Assistant Treasurer,
                        Assistant                     FBL Financial Group, Inc.
                        Treasurer                     and other affiliates of
                                                      the foregoing; Vice
                                                      President-Investments,
                                                      Assistant Treasurer and
                                                      Director, EquiTrust
                                                      Investment Management
                                                      Services, Inc.; Vice
                                                      President, Assistant
                                                      Treasurer and Manager,
                                                      EquiTrust Marketing
                                                      Services, LLC; Vice
                                                      President, FBL Financial
                                                      Services, Inc. and other
                                                      affiliates of the
                                                      foregoing; Vice President
                                                      and Director, FBL Leasing
                                                      Services, Inc.; Vice
                                                      President, Secretary and
                                                      Director, FBL Real Estate
                                                      Ventures, Ltd.

Kristi Rojohn (40)      Investment        Since 1990  Investment Compliance           N/A       N/A
                        Compliance Vice               Vice President and
                        President and                 Secretary, EquiTrust
                        Secretary                     Investment Management
                                                      Services, Inc. and other
                                                      affiliates of the
                                                      foregoing.

Susan M. Coombs (43)    Mutual Fund       Since 2002  Mutual Fund Accounting          N/A       N/A
                        Accounting                    Director, EquiTrust
                        Director                      Investment Management
                                                      Services, Inc. and other
                                                      affiliates of the
                                                      foregoing.

Rebecca L. Howe (49)    Assistant         Since 2003  Assistant Secretary,            N/A       N/A
                        Secretary                     EquiTrust Investment
                                                      Management Services, Inc.
                                                      and other affiliates of
                                                      the foregoing.

NON-INTERESTED
TRUSTEES

Erwin H. Johnson (61)   Trustee           Since 1989  Farmer; Owner and               13        Director, First Security Bank and
1841 March Avenue                                     Manager, Center View                      Trust Co. (Charles City, Iowa)
Charles City, Iowa                                    Farms, Co.; Farm
50616-9115                                            Financial Planner; Iowa
                                                      State University
                                                      Cooperative Extension
                                                      Service Seed Sales;
                                                      Syngenta; Director, Iowa
                                                      4-H Foundation and Ag
                                                      Ventures Alliance;
                                                      Council Member, West St.
                                                      Charles United Methodist
                                                      Church.

Kenneth Kay (61)        Trustee           Since 1996  President, K-Ranch, Inc.        13        Director, First Whitney Bank & Trust
51606 590th Street                                                                              (Atlantic, Iowa)
Atlantic, Iowa
50022-8233

Paul E. Larson (51)     Trustee           Since 2003  Former President,               13        Director, Wellmark, Inc.
588 Chardonnay Point                                  Equitable Life Insurance
Waukee, Iowa 50263                                    Company of Iowa and
                                                      related entities, retired
                                                      since March,1999

Steven W.Plate(47)      Trustee           Since 2003  CPA/Owner, Plate, Baker &       13
c/o Plate, Baker & Co.                                Co., P.C., Certified
1003 Main Street                                      Public Accountants
Grinnell, Iowa 50112

Erlin J. Weness(59)     Trustee           Since 2003  Owner and Operator,              13       Director, First State Bank Southwest
1620 Pinewood Drive                                   Weness Consulting;                        (Worthington, Minnesota), First
Worthington,                                          Extension Educator-Farm                   State Insurance Agency (Worthington,
Minnesota 56187                                       Management, University of                 Minnesota) and First Rushmore
                                                      Minnesota                                 Bancorporation (Worthington,
                                                                                                Minnesota)

(1) Officers are elected annually by the Board of Trustees, and their terms continue until they are replaced or resign. Each trustee shall serve as a trustee of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such trustee or a successor to such trustee, and until his successor is elected and qualified, or until such trustee sooner dies, resigns or is removed.
(2) All interested trustees and officers maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.

     The officers and trustees of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. All of the Fund's officers and interested trustees are officers and directors of the Adviser and/or the Distributor or an affiliate thereof. Interested trustees serve without any compensation from the Fund. Each of the trustees not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Each unaffiliated trustee will receive an annual retainer of $5,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,000 plus expenses for each trustees' meeting of the EquiTrust Mutual Funds attended. A fee of $250 shall be paid for each telephonic board or committee meeting attended. For the fiscal year ended December 31,2003, the Fund paid Trustees' fees totaling $16,230.

The Statement of Additional Information (SAI) includes additional information about fund trustees and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 am to 4:30 pm.

ITEM  2.      CODE OF ETHICS.

       (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant at its principal executive office.

ITEM  3.      AUDIT COMMITTEE FINANCIAL EXPERT.

       (a) (1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
              (2) The audit committee financial expert is Paul E. Larson.
              Mr. Larson is independent as defined in Form N-CSR Item 3(a)(2).

ITEM  4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       (a) AUDIT FEES: For the Fund's fiscal years ended December 31, 2002 and December 31, 2003, the aggregate fees billed by the Fund's principal accountant for the audit of the Fund's financial statements were $41,500 and $45,700, respectively.

       (b) AUDIT-RELATED FEES: For the Fund's fiscal year ended December 31, 2003, the aggregate fees billed by the Fund's principal accountant for research and consultation fees related to the audit of the Fund were $338. There were no audit-related fees billed to the Fund for the fiscal year ended December 31, 2002.

       (c)    TAX FEES: None.

       (d) ALL OTHER FEES: For the Fund's fiscal years ended December 31, 2002 and December 31, 2003, the aggregate fees billed by the Fund's principal accountant included research and consultation fees for miscellaneous accounting matters; fees related to the audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; as well as fees for services performed by the principal accountant for EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC, affiliates of the Fund that provide support for the operations of the Fund. The amounts of these fees are as follows:

              FISCAL YEAR ENDED:                       DECEMBER 31, 2002    DECEMBER 31, 2003
              -------------------------------------------------------------------------------
              Research and consultation fees
              billed to the Fund for miscellaneous
              accounting matters                            $    702              none

              Fees related to audits of EquiTrust
              Series Fund, Inc. and EquiTrust

              Money Market Fund, Inc. and for
              research and consultation on
              miscellaneous accounting matters              $ 56,648           $ 63,188

              Services performed for EquiTrust
              Marketing Services, LLC and
              EquiTrust Investment Management
              Services, Inc. related to the audits
              of these entities and for research and
              consultation on miscellaneous
              accounting matters                            $ 30,000           $ 32,300

       (e) (1) The Fund's Audit Committee adopted the following pre-approval policies and procedures:

           IV.    RESPONSIBILITIES AND DUTIES
                  To fulfill its responsibilities and duties the Audit Committee shall:
              ...
                  C.  INDEPENDENT AUDITORS
              ...
                  2. Pre-approve any engagement of the independent auditors to provide any services to the Fund, including the fees and other compensation to be paid to the independent auditors. Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Fund ("prohibited non-audit services"):

                      a. bookkeeping or other services related to the accounting records or financial statements of the Fund;
                      b. financial information systems design and implementation;
                      c. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
                      d.  actuarial services;
                      e.  internal audit outsourcing services;
                      f.  management functions or human resources;
                      g. broker or dealer, investment adviser, or investment banking services;
                      h. legal services and expert services unrelated to the audit; and
                      i. any other services that the Public Company Accounting Oversight Board determines are impermissible.

                  3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(1) of the Adviser providing ongoing services to the

----------
(1) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

                       Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

                      - The Chairman of the Audit Committee (or in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $5000. Each member of the Audit Committee shall be notified in writing of the pre-approval promptly following the granting of such approval. In addition, all such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

                      - Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 above is not required, if:

                          (a) the aggregate amount of all non-audit services
                              provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;
                          (b) the services were not recognized by Fund
                              management at the time of the engagement as non-audit services; and
                          (c) such services are promptly brought to the
                              attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

                       - Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 above is not required, if:

                          (a) the aggregate amount of all non-audit services
                              provided is less than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;
                          (b) the services were not recognized by Fund
                              management at the time of the engagement as
                              non-audit services; and
                          (c) such services are promptly brought to the
                              attention of the Audit Committee by Fund
                              management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.
              ...

       (e)    (2) Not applicable.

       (f)    Not applicable.

       (g) AGGREGATE NON-AUDIT FEES: For the Fund's fiscal year ended December 31, 2002, the aggregate non-audit fees billed by the Fund's principal accountant for services rendered to the Fund, the Fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $1,350. The fees billed were research and consultation fees for miscellaneous accounting matters. There were no non-audit fees billed for the fiscal year ended December 31, 2003.

       (h) The Audit Committee of the Board of Directors of the Fund has reviewed the statement of independence provided by Ernst & Young, the Fund's principal accountant, considered whether the provision of additional services by the firm is compatible with such firm's independence with respect to the Fund, and concluded that the additional services provided by Ernst & Young does not compromise that firm's independence with regard to the Fund.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANT.

Not applicable.

ITEM 6.       [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.       [RESERVED]

ITEM 9.       CONTROLS AND PROCEDURES

       (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

       (b) There has been no change to the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.      EXHIBITS.

    (a)(1)      See Item 2(a).

    (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  EQUITRUST VARIABLE INSURANCE SERIES FUND

By:               /s/ Dennis M. Marker
              ------------------------------------------------
              Name: Dennis M. Marker
              Title: Chief Executive Officer
              Date: 2/19/04


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:               /s/ Dennis M. Marker
              -------------------------------------------
              Name: Dennis M. Marker
              Title: Chief Executive Officer
              Date: 2/19/04

By:               /s/ James W. Noyce
              -------------------------------------------
              Name: James W. Noyce
              Title: Chief Financial Officer
              Date: 2/19/04